UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-06260)

Quaker Investment Trust
(Exact name of registrant as specified in charter)

309 Technology Drive

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Jeffry H. King, Sr.

Quaker Investment Trust

309 Technology Drive

Malvern, PA 19355
(Name and address of agent for service)

(800) 220-8888

Registrant’s telephone number, including area code

Date of fiscal year end: June 30, 2014

Date of reporting period: June 30, 2014

Item 1. Report to Stockholders.

Annual Report

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Quaker Event Arbitrage Fund

Quaker Global Tactical Allocation Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

Quaker Strategic Growth Fund

Mutual fund investing involves risk. Principal loss is possible.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser or sub-adviser through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders (Unaudited)

June 30, 2014

Dear Fellow Shareholder,

The premise on which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical allocation used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry King

Chairman & CEO

Quaker Investment Trust

Performance Update (Unaudited)

Quaker Event Arbitrage Fund (QEAAX, QEACX, QEAIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Event Arbitrage Fund (“Fund”) seeks to provide long-term growth of capital. The Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2014, the Fund returned 10.47%, and the total return of the S&P 500® was 24.61%. While the equity market gyrated over the last year, the Fund’s daily volatility was roughly 48% lower than that of the S&P 500.

The past 12 months proved again favorable for event driven investing. This is evident in looking at the HFRI Event Driven (Total) Index which returned 11.24%. The HFRI Event Driven (Total) Index is a good barometer for the asset class as it aggregates many hedge funds into one index that represents event driven investing. With the monetary environment likely to become less accommodative over the next several years the Investment Team anticipates that the favorable backdrop for the event-driven investment style will persist.

Looking forward, the portfolio management team sees opportunities in proxy fights, distressed investments and special situations such as spin-offs, REIT conversions or tax inversions. Activist investors continue to exert pressure on underperforming companies to sell themselves or optimize their structure through spin-offs and other divestitures. But even in the absence of pressure from activist investors many company managers see changes in company structure as the only remaining area in which efficiency gains can be achieved when all conceivable other productivity improvements have been implemented over the last few years. As a result, we expect that special situations will continue to provide attractive opportunities.

Over the last year, the Fund has found many new opportunities in distressed securities of corporate issues. These investments are spread over a wide range of sectors, ranging from industries as diverse as shipping or banking to natural resources.

Finally, we expect merger arbitrage to remain a small portion of the portfolio. Despite the recent surge in activity including many mergers of large size, this strategy in general generates unattractive returns while interest rates remain near historic lows, in particular in light of the risks incurred. Nevertheless, opportunities appear from time to time and the Investment Team may invest in merger arbitrage opportunities on such occasions.

I wish all investors a prosperous year and thank you for your continued support.

Sincerely,

Thomas Kirchner, Portfolio Manager
Quaker Funds, Inc.

ADVISER: Quaker Funds, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2014 $119,064,457

Top 10 Holdings ** (% of net assets)

Sprint Corp., Expiration: June, 2015 Warrant	2.5%
Twenty-First Century Fox, Inc.	2.2%
API Technologies Corp.	2.1%
CST Brands, Inc.	1.8%
Hologic, Inc.	1.7%
Liberty Media Corp.	1.7%
Pfizer Inc.	1.7%
News Corp. Class A	1.7%
CommonWealth REIT	1.6%
Ambac Financial Group, Inc.	1.6%
% Fund Total	18.6%
**	Includes Long Holdings Only and Excludes Short-Term Investments

Sectors (% of net assets)

46.6%	Domestic Common Stocks
0.5%	Basic Materials
11.0%	Communications
6.4%	Consumer, Cyclical
10.5%	Consumer, Non-cyclical
1.1%	Diversified
2.8%	Energy
3.5%	Financial
0.8%	Healthcare
8.9%	Industrial
1.1%	Technology
5.6%	Foreign Common Stocks
2.6%	Preferred Stocks
4.4%	Real Estate Investment Trusts
0.3%	Rights
3.4%	Warrants
0.7%	Asset Backed Securities
1.2%	Convertible Bonds
4.8%	Corporate Bonds
0.8%	Mortgage Backed Securities
1.0%	Municipal Bonds
0.4%	Term Loan
3.3%	Purchased Options
6.5%	Investments Purchased with Proceeds from Securities Lending
81.6%	Total Market Value of Investments
18.4%	Other Assets in Excess of Liabilities, Net
100.0%	Total Net Assets

2   |   2 0 1 4  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated for the period November 21, 2003 through June 30, 2014.

Quaker Event Arbitrage Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2014

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2014
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	1.99%	11/21/2003	4.36%	10.47%	5.85%	7.06%	4.91%	5.50%	5.97%	6.54%

Class C	2.74%	6/7/2010	9.72%	9.72%	N/A	N/A	N/A	N/A	3.78%	3.78%

Institutional Class	1.74%	6/7/2010	10.77%	10.77%	N/A	N/A	N/A	N/A	4.78%	4.78%

S&P 500® Total Return Index*			24.61%	24.61%	18.83%	18.83%	7.78%	7.78%	8.41%	8.41%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

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Performance Update (Unaudited)

Quaker Global Tactical Allocation Fund (QTRAX, QTRCX, QTRIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Global Tactical Allocation Fund (“Fund”) seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American Depositary Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2014, the MSCI World Index (“MSCI World”, a global market proxy) gained 24.05% while the Quaker Global Tactical Allocation Fund finished the fiscal year with a gain of 26.02%. For the first half of the 2014 calendar year, the MSCI World rose 6.18% while the Quaker Global Tactical Allocation Fund gained 5.13%.

The first half of the fiscal year was characterized by a period of optimism in global markets as Europe emerged from a shallow recession and the US moved forward with modest but stable growth. Even developed Asian markets were upbeat with Japan’s Nikkei Index hitting a multiyear high (boosted by the “Abenomics” weak-yen strategy). This period of relative calm boosted investor confidence and encouraged a rotation of investment assets out of fixed-income securities and into equities.

The latter half of the fiscal year, however, saw a sharp uptick in US market volatility as a harsh winter hurt domestic consumption, investor concern over diminishing returns from “Abenomics” coupled with a sales tax hike in Japan spooked Asian markets and imperialist ambitions by Russia on the Crimean peninsula rattled Europe. However, the continued “dovishness” on the part of the US Federal Reserve coupled with the ECB’s negative interest rate policy stabilized developed global equity markets as the fiscal year ended. In the emerging markets, continued Chinese central government expansionist economic policies and a change in the political leadership in India led to stability in the emerging equity markets as well.

All sectors posted strong gains for the fiscal year with the technology, energy and healthcare (an overweight) sectors advancing the most and financials, consumer staples (both underweights) and consumer discretionaries trailing other sectors. During the fiscal year, the portfolio was helped by stock picks in the consumer discretionary, healthcare and industrial sectors and hurt by stock picks in the materials and technology sectors and an underweight to the energy sector.

Going forward, we expect to continue to have an overweight in the healthcare sector, concentrating on global biotech and pharmaceutical companies with large and expanding drug pipelines, the potential (via FDA approval) to expand sales of existing products via new applications and by tapping new global markets. In technology, we are also currently overweight, focusing on companies with particular strength in creating innovative productivity enhancing solutions for both businesses and consumers, especially in the mobility and cloud computing areas. We currently have significant investments in the consumer discretionary sector (mainly in the media space) and in the industrial sector (concentrated in US legacy airlines which we believe are benefitting from industry consolidation and relatively low valuations).

We continue to strive to provide a good risk adjusted return for our clients through the intensive evaluation of opportunities domestically and worldwide. At the same time the Fund will continue to seek to fulfill its mandate to protect capital by tactically raising cash and by utilizing short-selling strategies.

Respectfully,

Manu P. Daftary, Portfolio Manager

DG Capital Management, Inc.

SUB-ADVISER: DG Capital Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2014 $7,325,138
Top 10 Holdings ** (% of net assets)

Biogen Idec, Inc.	4.6%
Roche Holdings, Ltd.- ADR	3.6%
American Airlines Group, Inc.	3.4%
Amgen, Inc.	3.1%
Abengoa SA - ADR	2.8%
Bayerische Motoren Werke AG - ADR	2.7%
Sanofi - ADR	2.5%
Adobe Systems Inc.	2.3%
FedEx Corp.	2.3%
Micron Technology, Inc.	2.3%
% Fund Total	29.6%
** Excludes Short-Term Investments

Country Allocation (% of net assets)

97.7%	Common Stocks
1.6%	Belgium
0.6%	Bermuda
2.0%	Cayman Islands
1.5%	Curacao
1.7%	Finland
2.5%	France
2.9%	Germany
1.5%	India
2.1%	Ireland
2.2%	Netherlands
2.8%	Spain
9.0%	Switzerland
6.8%	United Kingdom
60.5%	United States
7.0%	Investments Purchased with Proceeds from Securities Lending
104.7%	Total Market Value of Investments
(4.7)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

4   |   2 0 1 4  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2014.

Quaker Global Tactical Allocation Fund

Growth of a Hypothetical $10,000 Investment June 30, 2014

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2014
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	2.83%	5/1/2008	19.13%	26.02%	12.99%	14.26%	N/A	N/A	-0.18%	0.73%

Class C	3.58%	5/1/2008	25.19%	25.19%	13.43%	13.43%	N/A	N/A	-0.02%	-0.02%

Institutional Class	2.58%	7/23/2008	26.45%	26.45%	14.57%	14.57%	N/A	N/A	3.12%	3.12%

MSCI World Index*			24.05%	24.05%	14.99%	14.99%	N/A	N/A	4.58%	4.58%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Morgan Stanley Capital International World Index (“MSCI World Index”) measures developed-market equity performance throughout the world. The MSCI Index assumes reinvestment of all dividends and distributions.

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Performance Update (Unaudited)

Quaker Mid-Cap Value Fund (QMCVX, QMCCX, QMVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Mid-Cap Value Fund (“Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the period from July 1, 2013 through June 30, 2014, the Fund generated a gain of 29.65% versus a gain of 27.76% for the Russell Midcap® Value Index. Like the previous year, every sector in the benchmark was up double-digits; all but one was up more than 20%. The same was true for the Fund. Stock selection provided the majority of the Fund’s outperformance with particular strength in Consumer Discretionary, which was up 40% in the Fund versus a gain of 26% in the benchmark, led by Harman International Industries, Inc., which more than doubled. The Technology sector was one of the strongest sectors in the benchmark with a gain of 40%, but was the largest detractor from the Fund’s relative performance with a gain of 27%.

As we stated in last year’s letter, we believe a large part of the rally in equities over the past year has been the result of the massive amount of liquidity the Fed has injected through its $85 billion per month bond buying program. At times, it seems like the equity markets have been behaving like revelers at a party, with the Federal Reserve supplying the music and the punch bowl. No one knows what time the party will end, no one wants to be the last to leave, but no one wants to leave too early. At times, when comments from the Fed have been interpreted to indicate a change in tone, they have often been met with quick sell-offs in both equity and fixed income markets. The Fed has in fact been turning the music down ever so slowly as it continues its measured reductions or “tapering” of its massive bond buying program, but the cumulative effect of its purchases continues to expand the Fed’s balance sheet. The Fed’s most-recent minutes have indicated it plans to “stop the music” in October as it stops its bond purchases completely, but with the growth in the Federal Reserve’s balance sheet to unprecedented levels, there still looks like a lot of punch in the punch bowl.

We believe the economy is likely to continue to show modest growth for the balance of the year. Despite the weather-related softness to start the year, unemployment has continued to trend lower, now standing at 6.1%,down from 6.7% at the beginning of the year. Auto sales have remained strong, and housing starts have maintained their upward trajectory. As such, we continue to target our investments in companies likely to achieve improving returns on invested capital in this low-growth environment. We would expect the Fed’s reduced intervention in debt markets to allow interest rates to gradually move higher, but we are cautious that this process could result in increased market volatility.

Sincerely,

Frank Latuda, Jr. CFA

Chief Investment Officer & Portfolio Manager
Kennedy Capital Management, Inc.

SUB-ADVISER: Kennedy Capital Management, Inc. TOTAL NET ASSETS: AS OF JUNE 30, 2014 $10,025,865

Top 10 Holdings ** (% of net assets)

Foot Locker, Inc.	2.5%
Hospira, Inc.	2.4%
Helmerich & Payne, Inc.	2.4%
Ultra Petroleum Corp.	2.3%
Cadence Design Systems, Inc.	2.3%
Reinsurance Group of America, Inc., Class A	2.2%
Dana Holding Corp.	2.1%
Parker Hannifin Corp.	2.1%
Steel Dynamics, Inc.	2.1%
Trinity Industries, Inc.	2.1%
% Fund Total	22.5%
**	Excludes Short-Term Investments

Sectors (% of net assets)

80.7%	Domestic Common Stocks
5.2%	Basic Materials
1.9%	Communications
13.9%	Consumer, Cyclical
7.4%	Consumer, Non-cyclical
7.6%	Energy
11.3%	Financial
15.6%	Industrial
8.8%	Technology
9.0%	Utilities
5.5%	Foreign Common Stocks
9.3%	Real Estate Investment Trusts
15.6%	Investments Purchased with Proceeds from Securities Lending
111.1%	Total Market Value of Investments
(11.1)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

6   |   2 0 1 4  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2014.

Quaker Mid-Cap Value Fund

Growth of a Hypothetical $10,000 Investment
June 30, 2014

Average Annualized Total Return

	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2014
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	2.19%	12/31/1997	22.49%	29.65%	19.89%	21.26%	6.79%	7.40%	7.79%	8.16%

Class C	2.94%	7/31/2000	28.62%	28.62%	20.36%	20.36%	6.60%	6.60%	8.67%	8.67%

Institutional Class	1.94%	11/21/2000	29.95%	29.95%	21.58%	21.58%	7.67%	7.67%	10.00%	10.00%

Russell Midcap® Value Index*			27.76%	27.76%	22.97%	22.97%	10.66%	10.66%	9.85%	9.85%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell Midcap® Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $888.21 million to $26.16 billion. The Russell Midcap® Value Index assumes reinvestment of all dividends.

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Performance Update (Unaudited)

Quaker Small-Cap Value Fund (QUSVX, QSVCX, QSVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Small-Cap Value Fund (“Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2014, the Fund’s performance was 24.89%, while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market), returned 23.64%. Working from the bottom up, we evaluate companies relative to their industry peers using four broad categories of attractiveness: value, management, momentum, and sentiment. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has produced and will continue to produce earnings power; momentum helps us determine when stocks might be expected to begin their ascent toward full valuation; and sentiment provides another level of understanding of the buying and selling behavior of key investor segments.

All four broad categories of attractiveness contributed to our positive relative return. While industrials, materials and consumer discretionary sectors added the most to our outperformance, eight out of the 10 sectors added value. Value measures were consistent contributors, particularly in the industrials sector. Our evaluation of management was aided by the strong performance of companies with evidence of efficient growth and positive share repurchase. Companies with rising earnings estimates, one of our momentum signals, added to the bottom line in nearly all economic sectors. Performance was also supported by factors measuring the sentiment of market participants, especially within the information technology sector.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.

The Portfolio Management Team
Aronson Johnson Ortiz, LP

SUB-ADVISER: Aronson Johnson Ortiz, LP TOTAL NET ASSETS: AS OF JUNE 30, 2014 $38,187,153

Top 10 Holdings ** (% of net assets)

Lexmark International, Inc.	1.4%
RLJ Lodging Trust REIT	1.4%
Tower International, Inc.	1.4%
SM Energy Co.	1.4%
PDL BioPharma, Inc.	1.4%
SPX Corp.	1.4%
Dupont Fabros Technology, Inc. REIT	1.3%
Foot Locker, Inc.	1.3%
Global Cash Access Holdings, Inc.	1.3%
Aspen Insurance Holdings Ltd.	1.3%
% Fund Total	13.6%
** Excludes Short-Term Investments

Sectors (% of net assets)

79.1%	Domestic Common Stocks
5.0%	Basic Materials
3.7%	Communications
14.8%	Consumer, Cyclical
15.4%	Consumer, Non-cyclical
6.3%	Energy
9.8%	Financial
13.5%	Industrial
7.5%	Technology
3.1%	Utilities
15.5%	Foreign Common Stocks
4.0%	Real Estate Investment Trusts
13.9%	Investments Purchased with Proceeds from Securities Lending
112.5%	Total Market Value of Investments
(12.5)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

8   |   2 0 1 4  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2014.

Quaker Small-Cap Value Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2014

Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2014
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	1.93%	11/25/1996	18.05%	24.89%	18.38%	19.74%	7.76%	8.37%	10.37%	10.72%

Class C	2.68%	7/28/2000	23.89%	23.89%	18.84%	18.84%	7.57%	7.57%	9.58%	9.58%

Institutional Class	1.68%	9/12/2000	25.13%	25.13%	20.03%	20.03%	8.64%	8.64%	9.87%	9.87%

Russell 2000® Index*			23.64%	23.64%	20.21%	20.21%	8.70%	8.70%	8.60%	8.60%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000® Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index

2 0 1 4  A N N U A L  R E P O R T   |   9

Performance Update (Unaudited)

Quaker Strategic Growth Fund (QUAGX, QAGCX, QAGIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Strategic Growth Fund (“Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2014, the S&P 500®Total Return Index (the “S&P 500”),a broad based market proxy, gained 24.61% while the Quaker Strategic Growth Fund finished the fiscal year with a total return of 25.27%. For the first half of calendar year 2014, the S&P 500 gained 7.14% while the Fund rose 4.72%.

The first half of the fiscal year was characterized by a market price/earning multiple expansion and was also accompanied by low market volatility. At the beginning of the fiscal year, the trailing S&P 500 Index multiple stood at 15.7X and by the mid-point of the fiscal year it had expanded to 17.5X (at the end of the fiscal year the multiple stood at 18.2X). We believe that this multiple expansion was the result of increasing investor confidence in the economic recovery and the rotation of investment assets out of fixed-income securities into equities.

Unlike the first half of the fiscal year, the second half saw increased volatility in the market due to macro events (Russia/Ukraine) and also concern about the Federal Reserve draining liquidity from the economic system as the economy slowly recovered. Offsetting these negative issues was the fact that US corporate earnings and revenue continued to grow modestly and the largest surge in corporate M&A activity occurred since 2007.

Market sectors that posted strong gains during the fiscal year were the materials, technology and healthcare (a fund overweight) sectors while the financial, consumer staples and telecom sectors (which were fund underweights) underperformed the general market. During the fiscal year, the portfolio was helped by stock picks in the healthcare and industrial sectors and hurt by stock picks in consumer discretionaries and an underweight to the sector.

Going forward, we expect to continue to have an overweight in the healthcare sector, concentrating on biotech and pharmaceutical companies with large and expanding drug pipelines, the potential (via FDA approval) to expand sales of existing products via new applications and by tapping new markets overseas. In technology, we are also currently overweight, focusing on companies with particular strength in creating innovative productivity enhancing solutions for both businesses and consumers, especially in the mobility and cloud computing areas. We currently have significant investments in the consumer discretionary sector (mainly in the media space) and in the industrials sector (concentrated in US legacy airlines which we believe are benefitting from industry consolidation and relatively low valuations).

We continue to strive to provide a good risk adjusted return for our clients going forward through intensive stock selection and at the same time the Fund will seek to continue to fulfill its mandate to protect capital by tactically raising cash and by utilizing short-selling strategies.

Thank you for your continued support.

Respectfully,

Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.

SUB-ADVISER:
DG Capital Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2014
$168,983,016

Top 10 Holdings ** (% of net assets)

Biogen Idec, Inc.	4.6%
Roche Holdings, Ltd.	3.5%
American Airlines Group, Inc.	3.4%
Amgen, Inc.	3.0%
Micron Technology, Inc.	2.3%
Adobe Systems Inc.	2.3%
FedEx Corp.	2.3%
Eli Lilly & Company	2.0%
Novartis AG - ADR	2.0%
Gilead Sciences, Inc.	2.0%
% Fund Total	27.4%

** Excludes Short-Term Investments

Sectors (% of net assets)

78.9%	Domestic Common Stocks
2.0%	Basic Materials
13.4%	Communications
9.9%	Consumer, Cyclical
23.5%	Consumer, Non-cyclical
3.0%	Energy
7.5%	Financial
3.8%	Industrial
15.8%	Technology
16.9%	Foreign Common Stocks
12.4%	Investments Purchased with Proceeds from Securities Lending
108.2%	Total Market Value of Investments
(8.2)%	Liabilities in Excess of Other Assets, Net
100.0%	Total Net Assets

10   |   2 0 1 4  A N N U A L  R E P O R T

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2014.

Quaker Strategic Growth Fund

Growth of a Hypothetical $10,000 Investment

June 30, 2014

	Average Annualized Total Return
	Expense Ratio	Inception Date	One Year		Five Year		Ten Year		Commencement of operations through 6/30/2014
			with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge

Class A	2.24%	11/25/1996	18.40%	25.27%	13.14%	14.43%	5.73%	6.33%	11.53%	11.89%

Class C	2.99%	7/11/2000	24.32%	24.32%	13.57%	13.57%	5.53%	5.53%	4.05%	4.05%

Institutional Class	1.99%	7/20/2000	25.56%	25.56%	14.69%	14.69%	6.58%	6.58%	4.98%	4.98%

S&P 500® Total Return Index*			24.61%	24.61%	18.83%	18.83%	7.78%	7.78%	7.51%	7.51%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements or recoveries in the applicable periods. See financial highlights for periods where fees were reimbursed or recovered.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions.

2 0 1 4  A N N U A L  R E P O R T   |   11

Expense Information (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2014 through June 30, 2014.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12   |   2 0 1 4  A N N U A L  R E P O R T

		Beginning Account Value (01/01/2014)	Annualized Expense Ratio for the Period	Ending Account Value (06/30/2014)	Expenses Paid During Period*
Event Arbitrage
Actual return based on actual return of:
Class A	3.99%	$1,000.00	1.99%	$1,039.90	$10.07
Class C	3.55%	1,000.00	2.74%	1,035.50	13.83
Institutional Class	4.12%	1,000.00	1.74%	1,041.20	8.81
Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70
Global Tactical Allocation
Actual return based on actual return of:
Class A	5.13%	1,000.00	2.00%	1,051.30	10.17
Class C	4.83%	1,000.00	2.75%	1,048.30	13.97
Institutional Class	5.36%	1,000.00	1.75%	1,053.60	8.91
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.00%	1,014.88	9.99
Class C		1,000.00	2.75%	1,011.16	13.71
Institutional Class		1,000.00	1.75%	1,016.12	8.75
Mid-Cap Value
Actual return based on actual return of:
Class A	13.77%	1,000.00	2.07%	1,137.70	10.97
Class C	13.34%	1,000.00	2.82%	1,133.40	14.92
Institutional Class	13.88%	1,000.00	1.82%	1,138.80	9.65
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.07%	1,014.53	10.34
Class C		1,000.00	2.82%	1,010.81	14.06
Institutional Class		1,000.00	1.82%	1,015.77	9.10
Small-Cap Value
Actual return based on actual return of:
Class A	5.06%	1,000.00	1.86%	1,050.60	9.46
Class C	4.66%	1,000.00	2.61%	1,046.60	13.24
Institutional Class	5.20%	1,000.00	1.61%	1,052.00	8.19
Hypothetical return based on assumed 5% return:
Class A		1,000.00	1.86%	1,015.57	9.30
Class C		1,000.00	2.61%	1,011.85	13.02
Institutional Class		1,000.00	1.61%	1,016.81	8.05
Strategic Growth
Actual return based on actual return of:
Class A	4.72%	1,000.00	2.30%	1,047.20	11.67
Class C	4.29%	1,000.00	3.05%	1,042.90	15.45
Institutional Class	4.85%	1,000.00	2.05%	1,048.50	10.41
Hypothetical return based on assumed 5% return:
Class A		1,000.00	2.30%	1,013.39	11.48
Class C		1,000.00	3.05%	1,009.67	15.20
Institutional Class		1,000.00	2.05%	1,014.63	10.24

*	Expenses are equal to the Funds’ annualized six-month expense ratios multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

2 0 1 4  A N N U A L  R E P O R T   |   13

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2014

	Number of Shares	Fair Value
Domestic Common Stocks — 46.6%

Basic Materials — 0.5%
Forest Products & Paper — 0.5%
International Paper Co.	6,100	$307,867
KapStone Paper and Packaging Corp. (a)	9,800	324,674
		632,541
Total Basic Materials (Cost $503,431)		632,541

Communications — 11.0%
Internet — 1.6%
30DC, Inc. (a) •	50,000	5,275
eBay, Inc. (a)	26,800	1,341,608
Unwired Planet, Inc. (a)(b)	271,372	605,160
		1,952,043

Media — 7.8%
Comcast Corp. (b)	19,480	1,045,686
The Dolan Co. (a)^	500,000	19,000
Liberty Media Corp. (a)	15,000	2,050,200
News Corp. Class A (a)	112,200	2,012,868
Tribune Co. Class A (a)	17,800	1,513,890
Twenty-First Century Fox, Inc.	78,217	2,677,368
		9,319,012

Telecommunications — 1.6%
Telephone & Data Systems, Inc.	71,100	1,856,421
Total Communications (Cost $12,379,117)		13,127,476

Consumer, Cyclical — 6.4%
Auto Parts & Equipment — 0.8%
Allison Transmission Holdings, Inc.	30,000	933,000

Lodging — 0.0%
Trump Entertainment Resorts, Inc. (a)^*	8,949	0
Trump Entertainment Resorts, Inc. (a)^*	135	409
		409

Retail — 5.6%
Bob Evans Farms, Inc. (b)	37,500	1,876,875
CST Brands, Inc.	60,600	2,090,700
GNC Holdings, Inc. (b)	37,000	1,261,700
Walgreen Co.	20,000	1,482,600
		6,711,875
Total Consumer, Cyclical (Cost $7,420,624)		7,645,284

Consumer, Non-cyclical — 10.5%
Beverages — 0.2%
PepsiCo, Inc.	2,300	205,482

Commercial Services — 3.9%
Hertz Global Holdings, Inc. (a)	61,500	1,723,845
Iron Mountain Inc.	43,000	1,524,350
The Western Union Co. (b)	83,200	1,442,688
		4,690,883

Food — 1.8%
Mondelez International, Inc.	42,800	1,609,708
Pinnacle Foods, Inc.	16,700	549,430
		2,159,138

Healthcare-Products — 2.0%
Hologic, Inc. (a)	81,300	2,060,955
Synovis Life Technologies, Inc. (a)^	43,000	39,474
Volcano Corp. (a)(b)	11,500	202,515
		2,302,944
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Pharmaceuticals — 2.6%
Forest Laboratories, Inc. (a)	10,850	$1,074,150
INYX, Inc. (a)	167,850	252
Pfizer Inc.	68,000	2,018,240
Savient Pharmaceuticals, Inc.^*#	1,000	2,025
		3,094,667
Total Consumer, Non-cyclical (Cost $11,748,610)		12,453,114

Diversified — 1.1%
Holding Companies-Diversified — 1.1%
Boulevard Acquisition Corp. (a)	75,000	757,500
Levy Acquisition Corp. (a)(b) •	52,800	532,488
Stoneleigh Partners Acquisition Corp. (a)^*	400	0
		1,289,988
Total Diversified (Cost $1,277,088)		1,289,988

Energy — 2.8%
Oil & Gas — 2.8%
Dresser-Rand Group, Inc. (a)(b)	24,400	1,555,012
QEP Resources, Inc.	50,750	1,750,875
		3,305,887
Total Energy (Cost $3,014,507)		3,305,887

Financial — 3.5%
Diversified Financial Services — 0.8%
Ally Financial Inc. (a)	40,000	956,400

Insurance — 1.6%
Ambac Financial Group, Inc. (a)	69,200	1,889,852

Savings & Loans — 1.1%
Fox Chase Bancorp, Inc.	77,800	1,311,708
Total Financial (Cost $3,928,839)		4,157,960

Healthcare — 0.8%
Healthcare-Services — 0.8%
Diagnostic Services Holdings, Inc. (a)^	10,221	934,138
Total Healthcare (Cost $735,000)		934,138

Industrial — 8.9%
Aerospace & Defense — 2.1%
API Technologies Corp. (a)(b)	917,970	2,515,238

Electronics — 2.7%
Agilent Technologies, Inc.	26,500	1,522,160
IEC Electronics Corp. (a)	400,000	1,740,000
		3,262,160

Engineering & Construction — 1.3%
URS Corp.	32,600	1,494,710

Machinery-Diversified — 1.3%
The Babcock & Wilcox Co.	46,000	1,493,160

Miscellaneous Manufacturing — 1.2%
LSB Industries, Inc. (a)	35,000	1,458,450

Packaging & Containers — 0.3%
Rock Tenn Co.	3,800	401,242
Total Industrial (Cost $10,810,049)		10,624,960

Technology — 1.1%
Computers — 1.1%
Computer Horizons Corp. (a)^*	65,000	0
EMC Corp.	48,000	1,264,320
		1,264,320

The accompanying notes are an integral part of the financial statements.

14   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2014

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Software — 0.0%
Contra Softbrands, Inc. (a)^*	5,000	$0
Total Technology (Cost $1,138,893)		1,264,320
Total Domestic Common Stocks (Cost $52,956,158)		55,435,668

Foreign Common Stocks — 5.6%

Canada — 1.8%
Healthcare-Products — 1.0%
Nordion, Inc. (a)	90,000	1,130,400

Mining — 0.0%
Sacre-Coeur Minerals Ltd. (a)	109,444	2,564

Real Estate — 0.8%
Brookfield Property Partners LP	47,000	980,890
Total Canada (Cost $2,063,839)		2,113,854

Germany — 0.3%
Pharmaceuticals — 0.3%
Celesio AG	9,996	355,875
Total Germany (Cost $314,427)		355,875

Italy — 0.1%
Banks — 0.1%
Banca Monte dei Paschi di Siena SpA (a)	63,130	122,318
Total Italy (Cost $86,163)		122,318

Jersey — 1.2%
Media — 1.2%
UBM PLC	120,000	1,366,717
Total Jersey (Cost $1,344,129)		1,366,717

Marshall Islands — 2.2%
Transportation — 2.2%
Scorpio Tankers Inc.	130,000	1,322,100
Teekay LNG Partners LP (b)	18,415	849,668
Teekay Offshore Partners LP	12,616	455,438
Teekay Tankers Ltd. (b)	9,107	39,069
		2,666,275
Total Marshall Islands (Cost $2,357,403)		2,666,275
Total Foreign Common Stocks (Cost $6,165,961)		6,625,039

Preferred Stocks — 2.6%

Diagnostic Services Holdings, Inc. (a)^*	613	613,000
Federal Home Loan Mortgage Corp., 0.00%, Series G (a)▲	3,000	50,700
Federal Home Loan Mortgage Corp., 5.00%, Series F (a)	4,500	78,750
Federal Home Loan Mortgage Corp., 0.00%, Series S (a)▲	25,000	440,000
Federal Home Loan Mortgage Corp., 0.00%, Series Q (a)▲	1,000	16,430
Federal Home Loan Mortgage Corp., 0.00%, Series M (a)	9,500	159,125
GeoMet, Inc., 9.60% (a)	3	9
JPMorgan Chase & Co., 6.30% (a)(b)	50,000	1,250,000
MBIA Insurance Corp. (a)^*#	10	440,000
		3,048,014
Total Preferred Stocks (Cost $2,914,316)		3,048,014
	Number of Shares	Fair Value
Real Estate Investment Trusts — 4.4%

American Realty Capital HealthcareTrust, Inc.	100,000	$1,089,000
Brookfield DTLA Fund Office Trust Investor, Inc. - Preferred (a)	30,000	852,000
CommonWealth	74,600	1,963,472
Weyerhaeuser Co.	40,000	1,323,600
		5,228,072
Total Real Estate Investment Trusts (Cost $4,952,702)		5,228,072

Rights — 0.3%

Petrocorp, Inc. Escrow (a)^*	200	0
Sanofi (a)	650,000	325,000
		325,000
Total Rights (Cost $215,670)		325,000

Warrants — 3.4%

Heineken Holding NV, Expiration: January, 2015 (a)^	1,000	1,141,370
Sprint Corp., Expiration: June, 2015 (a)^	111,000	2,919,633
		4,061,003
Total Warrants (Cost $4,214,051)		4,061,003

	Par Value	Fair Value
Asset Backed Securities — 0.7%

United States — 0.7%
AFC Home Equity Loan Trust Class 1A, Series 2000-2, 0.94%, 06/25/2030 ▲•	$12,951	11,871
Citigroup Mortgage Loan Trust, Inc. Class M3, Series 2005-OPT1, 0.86%, 02/25/2035 ▲•	264,508	215,671
Countrywide Asset-Backed Certificates Class 2M2, Series 2007-11, 0.47%, 06/25/2047 ▲•	403,042	190
Countrywide Asset-Backed Certificates Class A1, Series 2006-SD4, 0.49%, 12/25/2036 #▲•	106,166	62,110
Countrywide Asset-Backed Certificates Class A6, Series 2006-S6, 5.66%, 03/25/2034 ▲•	60,167	88,130
Countrywide Asset-Backed Certificates Class M2, Series 2006-BC4, 0.47%, 11/25/2036 ▲•	727,095	27,814
Countrywide Home Equity Loan Trust Class 2A, Series 2005-A, 0.39%, 04/15/2035 ▲•	35,988	30,410
Structured Asset Investment Loan Trust Class M1, Series 2003-BC9, 1.20%, 08/25/2033 ▲•	483,405	455,235
		891,431
Total United States (Cost $932,098)		891,431
Total Asset Backed Securities (Cost $932,098)		891,431

Convertible Bonds — 1.2%

Belgium — 0.4%
BNP Paribas Fortis SA, 2.22%, 12/29/2049 ▲•	500,000	556,121
Total Belgium (Cost $551,759)		556,121

Finland — 0.4%
Talvivaara Mining Co. PLC, 4.00%, 12/16/2015 *+•	3,200,000	438,176
Total Finland (Cost $705,626)		438,176

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   15

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2014

	Par Value	Fair Value
Convertible Bonds (Continued)

Luxembourg — 0.3%
The Bank of New York Mellon Luxembourg SA, 4.58%, 12/30/2099 +▲•	$500,000	$345,748
Total Luxembourg (Cost $301,609)		345,748
United States — 0.1%

U.S. Concrete, Inc., 9.50%, 08/31/2015 ^*+#	100,000	100,000
Total United States (Cost $100,000)		100,000
Total Convertible Bonds (Cost $1,658,994)		1,440,045

Corporate Bonds — 4.8%

Basic Materials — 0.7%

Chemicals — 0.7%
Momentive Performance Materials, Inc., 9.00%, 01/15/2021 (b)+•	1,000,000	830,000

Forest Products & Paper — 0.0%

NewPage Corp., 0.00%, 05/01/2012 ^*+	300,000	0
Total Basic Materials (Cost $943,322)		830,000

Consumer, Cyclical — 0.5%

Auto Parts & Equipment — 0.5%

Exide Technologies, 8.625%, 02/01/2018 +•	1,000,000	600,000
Total Consumer, Cyclical (Cost $583,750)		600,000

Energy — 1.0%

Oil & Gas — 0.8%

National JSC Naftogaz of Ukraine, 9.50%, 09/30/2014 •	1,000,000	980,000

Oil, Gas & Coal — 0.2%

OGX Petroleo e Gas Participacoes SA, 8.50%, 06/01/2018 +•	3,500,000	210,000
Total Energy (Cost $1,615,786)		1,190,000

Financial — 2.1%

Diversified Financial Services — 1.8%

DEPFA Funding II LP, 6.50%, 10/29/2049 +•	1,000,000	739,422
DEPFA Funding III LP, 1.72%, 06/29/2049 +•	1,000,000	698,343
Hellas Telecommunications Luxembourg II SCA, 0.00%, 01/15/2015 ^*+#▲	5,000,000	100,000
Lehman Brothers Holdings, Inc., 4.55%, 07/08/2014 +•	110,000	21,588
Lehman Brothers Holdings, Inc., 5.32%, 02/17/2015 +•	130,000	25,350
Lehman Brothers Holdings, Inc., 5.50%, 02/27/2020 +•	100,000	19,500
Lehman Brothers Holdings, Inc., 7.00%, 01/28/2020 +•	100,000	19,500
Lehman Brothers Holdings, Inc., 8.25%, 09/23/2020 +•	100,000	19,500
Lehman Brothers Holdings, Inc., 8.75%, 02/14/2023 +•	200,000	39,000
Twin Reefs Pass-Through Trust, 0.00%, 12/29/2049 ^+#▲	1,000,000	530,000
		2,212,203
Insurance — 0.3%

Ambac Assurance Corp., 5.10%, 06/07/2020 +#•	300,000	341,250

Venture Capital — 0.0%

Infinity Capital Group, 7.00%, 12/31/2049 ^*+	25,000	0
Total Financial (Cost $2,661,937)		2,553,453

Industrial — 0.5%

Transportation — 0.5%

Overseas Shipholding Group Inc., 8.125%, 03/30/2018 +•	500,000	605,000
Total Industrial (Cost $593,979)		605,000
	Par Value	Fair Value
Corporate Bonds (Continued)

Utilities — 0.0%

Electric — 0.0%

Mirant Corp., 2.50%, 06/15/2021 ^*+	$20,000	$0
Total Utilities (Cost $0)		0
Total Corporate Bonds (Cost $6,398,774)		5,778,453

Mortgage Backed Securities — 0.8%

United States — 0.8%

Countrywide Alternative Loan Trust Class 2A2A, Series 2006-OC5, 0.32%, 06/25/2046 ▲•	79,539	66,940
GSR Mortgage Loan Trust Class B2, Series 2005-5F, 5.75%, 06/25/2035 ▲•	628,584	384,994
Wachovia Commercial Mortgage Securities Inc. Pass-Thru Certificates Class E, Series 2003-C9, 5.29%, 12/15/2035 ▲•	500,000	499,826
		951,760
Total United States (Cost $1,009,617)		951,760
Total Mortgage Backed Securities (Cost $1,009,617)		951,760

Municipal Bonds — 1.0%

United States — 1.0%

City of Detroit MI Sewage Disposal System Revenue, Second Lien, Series A, 4.50%, 07/01/2035 •	355,000	317,625
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 5.00%, 07/01/2034 •	500,000	495,630
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 4.50%, 07/01/2035 •	75,000	67,807
City of Detroit MI Water Supply System Revenue, Senior Lien, Series A, 5.00%, 07/01/2036 •	200,000	194,538
City of Detroit MI Water Supply System Revenue, Senior Lien, Series C, 5.00%, 07/01/2041 •	95,000	92,799
		1,168,399
Total United States (Cost $1,186,393)		1,168,399
Total Municipal Bonds (Cost $1,186,393)		1,168,399

Term Loan — 0.4%

United States — 0.4%

Diagnostic Services Holdings, Inc. 14.50%, 05/05/2016 ^*	511,054	511,054
Total United States (Cost $511,054)		511,054
Total Term Loan (Cost $511,054)		511,054

	Number of Contracts	Fair Value
Purchased Options — 3.3%

Call Options — 2.7%

CommonWealth REIT, Expiration: July, 2014 Exercise Price:$27.50	180	1,800
Comverse, Inc., Expiration: August, 2014 Exercise Price:$25.00 •	439	96,580
Darden Restaurants, Inc., Expiration: August, 2014 Exercise Price:$46.00	325	35,750

The accompanying notes are an integral part of the financial statements.

16   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2014

	Number of Contracts	Fair Value
Purchased Options (Continued)

Call Options (Continued)
Dean Foods Co., Expiration: September, 2014 Exercise Price: $15.00 •	1,500	$427,500
eBay, Inc., Expiration: January, 2015 Exercise Price: $50.00	1,200	444,000
FTD Cos. Inc., Expiration: August, 2014 Exercise Price: $30.00 •	475	122,312
General Motors Co., Expiration: January, 2015 Exercise Price: $35.00	600	180,000
Lorillard, Inc., Expiration: December, 2014 Exercise Price: $70.00	550	77,000
Noble Corp. PLC, Expiration: August, 2014 Exercise Price: $40.00 •	380	2,470
PepsiCo., Inc., Expiration: January, 2015 Exercise Price: $80.00	1,150	1,121,250
Regis Corp., Expiration: August, 2014 Exercise Price: $12.50 •	1,190	181,475
Safeway, Inc., Expiration: August, 2014 Exercise Price: $36.00 •	470	2,350
Sotheby’s, Inc., Expiration: August, 2014 Exercise Price: $40.00	423	115,902
Talisman Energy, Inc., Expiration: August, 2014 Exercise Price: $11.00	845	29,575
Time Warner Cable, Inc., Expiration: October, 2014 Exercise Price: $135.00 •	125	171,250
Volcano Corp., Expiration: August, 2014 Exercise Price: $17.50 •	796	101,490
Yahoo! Inc., Expiration: October, 2014 Exercise Price: $37.00	500	110,500
Total Call Options (Cost $2,190,300)		3,221,204

Put Options — 0.6%
Comcast Corp., Expiration: January, 2015 Exercise Price: $55.00 •	200	77,000
CurrencyShares Euro Trust, Expiration: September, 2014 Exercise Price: $137.00	150	39,750
eBay, Inc., Expiration: January, 2015 Exercise Price: $40.00	1,200	67,200
Packaging Corp. of America, Expiration: July, 2014 Exercise Price: $67.50 •	150	4,875
Teekay Corp., Expiration: October, 2014 Exercise Price: $62.50	400	144,000
Time Warner Cable, Inc., Expiration: October, 2014 Exercise Price: $100.00 •	125	2,188
TRI Pointe Homes, Inc., Expiration: July, 2014 Exercise Price: $20.00 •	317	145,820
Twenty-First Century Fox, Inc., Expiration: October, 2014 Exercise Price: $34.00	758	94,750
Weyerhaeuser Co., Expiration: July, 2014 Exercise Price: $38.00	256	130,560
Yahoo! Inc., Expiration: October, 2014 Exercise Price: $30.00	500	39,500
Total Put Options (Cost $1,123,193)		745,643
Total Purchased Options (Cost $3,313,493)		3,966,847

	Number of Shares	Fair Value
Investments Purchased with Proceeds from Securities Lending — 6.5%

Money Market Funds — 6.5%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.18% (c)(d)	7,688,944	$7,688,944
Total Investments Purchased with Proceeds from Securities Lending (Cost $7,688,944)		7,688,944
Total Investments (Cost $94,118,225) — 81.6%		97,119,729
Other Assets in Excess of Liabilities, Net 18.4%		21,944,728
Total Net Assets — 100.0%		$119,064,457

Schedule of Securities Sold Short (e)
Common Stocks

Actavis PLC	3,600	802,980
Charter Communications, Inc.	3,634	575,553
Live Nation Entertainment, Inc.	6,771	167,176
Sirius XM Holdings, Inc.	409,770	1,417,804
VMware, Inc.	7,680	743,501
Total Common Stocks (Proceeds $3,512,220)		3,707,014

Real Estate Investment Trusts

General Growth Properties, Inc.	17,400	409,944
Total Real Estate Investment Trusts (Proceeds $370,797)		409,944
Total Securities Sold Short (Proceeds $3,883,017)		$4,116,958

	Number of Contracts	Fair Value
Written Options

Call Options
Agilent Technologies, Inc., Expiration: July, 2014 Exercise Price: $55.00 •	265	70,622
Allison Transmission Holdings, Inc., Expiration: July, 2014 Exercise Price: $30.00 •	300	42,000
Ambac Financial Group, Inc., Expiration: July, 2014 Exercise Price: $25.00 •	225	55,687
Ambac Financial Group, Inc., Expiration: August, 2014 Exercise Price: $22.50 •	220	112,200
Bob Evans Farms, Inc., Expiration: July, 2014 Exercise Price: $42.00 ^	375	310,500
Comcast Corp., Expiration: January, 2015 Exercise Price: $55.00 •	200	37,000
CommonWealth REIT, Expiration: July, 2014 Exercise Price: $29.00 ^	360	1,080
CST Brands, Inc., Expiration: July, 2014 Exercise Price: $32.00 •	173	41,953
CST Brands, Inc., Expiration: July, 2014 Exercise Price: $34.00	433	31,609
CurrencyShares Euro Trust, Expiration: September, 2014 Exercise Price: $137.00	150	6,600
Dean Foods Co., Expiration: September, 2014 Exercise Price: $19.00 •	1,500	75,000

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   17

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2014

	Number of Contracts	Fair Value
Written Options (Continued)

Call Options (Continued)
Dresser-Rand Group, Inc., Expiration: July, 2014 Exercise Price: $57.50 ^	244	$153,964
eBay, Inc., Expiration: January, 2015 Exercise Price: $55.00	1,200	212,400
eBay, Inc., Expiration: July, 2014 Exercise Price: $48.00	53	13,939
General Motors Co., Expiration: January, 2015 Exercise Price: $40.00	600	60,000
GNC Holdings, Inc., Expiration: July, 2014 Exercise Price: $35.00	170	8,500
Hertz Global Holdings, Inc., Expiration: July, 2014 Exercise Price: $27.00	185	30,340
Hologic, Inc., Expiration: July, 2014 Exercise Price: $24.00 •	547	76,580
Iron Mountain, Inc., Expiration: August, 2014 Exercise Price: $35.00	215	32,250
Lorillard, Inc., Expiration: December, 2014 Exercise Price: $80.00 •	550	8,800
Mondelez International, Inc., Expiration: July, 2014 Exercise Price: $37.00	170	13,940
News Corp., Expiration: July, 2014 Exercise Price: $17.00 •	250	25,625
Packaging Corp. of America, Expiration: July, 2014 Exercise Price: $67.50	150	63,000
PepsiCo, Inc., Expiration: January, 2015 Exercise Price: $87.50 •	1,150	491,625
PepsiCo, Inc., Expiration: July, 2014 Exercise Price: $87.50	23	5,060
Pfizer, Inc., Expiration: July, 2014 Exercise Price: $29.60 ^	170	5,610
Pinnacle Foods, Inc., Expiration: August, 2014 Exercise Price: $30.00 •	167	52,605
Scorpio Tankers, Inc., Expiration: August, 2014 Exercise Price: $10.00	300	18,000
Teekay Corp., Expiration: October, 2014 Exercise Price: $62.50	400	120,000
Telephone & Data Systems, Inc., Expiration: July, 2014 Exercise Price: $25.00 •	200	24,500
Time Warner Cable, Inc., Expiration: October, 2014 Exercise Price: $150.00	125	50,000
TRI Pointe Homes, Inc., Expiration: July, 2014 Exercise Price: $20.00 •	317	1,585
Twenty-First Century Fox, Inc., Expiration: October, 2014 Exercise Price: $34.00	758	187,226
Volcano Corp., Expiration: July, 2014 Exercise Price: $17.50 •	115	10,063
Walgreen Co., Expiration: July, 2014 Exercise Price: $72.50	100	25,400
Weyerhaeuser Co., Expiration: July, 2014 Exercise Price: $38.00	256	1,280
Yahoo! Inc., Expiration: October, 2014 Exercise Price: $39.00	500	80,000
Total Call Options (Premiums Received $2,368,393)		2,556,543

	Number of Contracts	Fair Value
Written Options (Continued)

Put Options
Allison Transmission Holdings, Inc., Expiration: July, 2014 Exercise Price: $29.00 ^	200	$3,000
CommonWealth REIT, Expiration: August, 2014 Exercise Price: $25.00 •	200	8,000
Comverse, Inc., Expiration: August, 2014 Exercise Price: $25.00 •	439	24,145
Darden Restaurants, Inc., Expiration: August, 2014 Exercise Price: $46.00	325	47,125
Dean Foods Co., Expiration: August, 2014 Exercise Price: $16.00 •	625	21,875
eBay, Inc., Expiration: January, 2015 Exercise Price: $43.00 •	1,200	127,800
FTD Cos. Inc., Expiration: August, 2014 Exercise Price: $30.00 •	475	35,625
Hertz Global Holdings, Inc., Expiration: August, 2014 Exercise Price: $24.00 •	125	4,687
Life Time Fitness, Inc., Expiration: July, 2014 Exercise Price: $45.00 •	266	7,315
LSB Industries, Inc., Expiration: July, 2014 Exercise Price: $41.00 ^	120	14,880
Noble Corp. PLC, Expiration: August, 2014 Exercise Price: $40.00 •	380	260,300
Pfizer, Inc., Expiration: July, 2014 Exercise Price: $29.00	345	2,760
Pinnacle Foods, Inc., Expiration: July, 2014 Exercise Price: $30.00 •	435	5,438
Regis Corp., Expiration: August, 2014 Exercise Price: $12.50 •	1,190	11,900
Safeway, Inc., Expiration: August, 2014 Exercise Price: $36.00 •	470	83,425
Sotheby’s, Expiration: August, 2014 Exercise Price: $40.00	423	41,031
Talisman Energy, Inc., Expiration: August, 2014 Exercise Price: $11.00	845	67,600
Time Warner Cable, Inc., Expiration: October, 2014 Exercise Price: $120.00	125	6,875
Volcano Corp., Expiration: August, 2014 Exercise Price: $17.50 •	796	89,550
Walgreen Co., Expiration: July, 2014 Exercise Price: $73.50 ^	68	7,820
Yahoo! Inc., Expiration: October, 2014 Exercise Price: $32.00	500	72,000
Total Put Options (Premiums Received $1,095,234)		943,151
Total Written Options (Premiums Received $3,463,627)		$3,499,694

The accompanying notes are an integral part of the financial statements.

18   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Event Arbitrage Fund

June 30, 2014

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	Rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(e)	Securities sold short are non-income producing.
^	Indicates a fair valued security. Total market value for fair valued securities is $6,853,249 representing 5.8% of net assets and Level 3 securities.
*	Indicates an illiquid security. Total market value for illiquid securities is $2,204,664, representing 1.9% of net assets.
+	Defaulted bonds.
#	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended.
▲	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
•	Level 2 securities.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   19

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2014

	Number	Fair
	of Shares	Value
Common Stocks — 97.7%

Belgium — 1.6%
Anheuser-Busch InBev NV - ADR	1,010	$116,089
Total Belgium (Cost $86,364)		116,089

Bermuda — 0.6%
Arch Capital Group Ltd. (a)	700	40,208
Total Bermuda (Cost $30,872)		40,208

Cayman Islands — 2.0%
Qihoo 360 Technology Co Ltd. - ADR (a)	805	74,092
Vipshop Holdings Ltd. - ADR (a)	395	74,157
Total Cayman Islands (Cost $145,989)		148,249

Curacao — 1.5%
Schlumberger Ltd.	955	112,642
Total Curacao (Cost $86,282)		112,642

Finland — 1.7%
Nokia OYJ - ADR	15,960	120,658
Total Finland (Cost $120,849)		120,658

France — 2.5%
Sanofi - ADR	3,410	181,310
Total France (Cost $161,455)		181,310

Germany — 2.9%
Adidas AG - ADR	340	17,226
Bayerische Motoren Werke AG - ADR	4,590	194,157
Total Germany (Cost $162,021)		211,383

India — 1.5%
HDFC Bank Ltd. - ADR	2,385	111,666
Total India (Cost $86,704)		111,666

Ireland — 2.1%
Alkermes PLC (a)	3,085	155,268
Total Ireland (Cost $104,728)		155,268

Netherlands — 2.2%
NXP Semiconductor NV (a)	2,410	159,494
Total Netherlands (Cost $119,136)		159,494

Spain — 2.8%
Abengoa SA - ADR (b)	7,696	204,867
Total Spain (Cost $145,616)		204,867

Switzerland — 9.0%
ACE Ltd.	1,455	150,883
Logitech International SA (b)	7,650	99,680
Novartis AG - ADR	1,615	146,206
Roche Holdings, Ltd. - ADR	7,040	262,592
Total Switzerland (Cost $565,622)		659,361

United Kingdom — 6.8%
BP PLC - ADR	1,440	75,960
InterContinental Hotels Group PLC - ADR	2,822	117,141
Liberty Global PLC (a)	3,735	158,028
Prudential PLC - ADR	3,245	148,881
Total United Kingdom (Cost $410,001)		500,010

United States — 60.5%
Abbott Laboratories	2,309	94,438
AbbVie, Inc.	1,705	96,230
Adobe Systems Inc. (a)	2,330	168,599
Aetna, Inc.	1,515	122,836
American Airlines Group, Inc. (a)	5,876	252,416
	Number	Fair
	of Shares	Value
Common Stocks (Continued)

United States (Continued)
Amgen, Inc.	1,900	$224,903
AMR Corp. Escrow (a)^	7,600	13,148
Anadarko Petroleum Corp.	1,000	109,470
Apple, Inc.	1,200	111,516
Biogen Idec, Inc. (a)	1,075	338,958
CBS Corp.	1,860	115,580
Celgene Corp. (a)(b)	870	74,716
Delta Air Lines, Inc.	3,580	138,618
Eli Lilly & Company	2,480	154,182
Facebook, Inc. Class A (a)	1,629	109,615
FedEx Corp.	1,100	166,518
Gilead Sciences, Inc. (a)(b)	1,765	146,336
Google, Inc. Class A (a)	68	39,758
Google, Inc. Class C (a)	73	41,995
Hartford Financial Services Group, Inc.	1,055	37,780
Hewlett-Packard Co.	1,125	37,890
Honeywell International, Inc.	1,170	108,752
Intuit Inc.	1,320	106,300
Lam Research Corp.	845	57,105
Las Vegas Sands Corp.	1,910	145,580
Mastercard, Inc. Class A	1,535	112,776
Mead Johnson Nutrition Co.	1,255	116,928
Micron Technology, Inc. (a)(b)	5,050	166,398
Mondelez International, Inc.	2,920	109,821
Monsanto Co.	1,190	148,441
Morgan Stanley	3,455	111,700
Noble Energy, Inc.	1,015	78,622
Regeneron Pharmaceuticals, Inc. (a)(b)	261	73,725
Time Warner, Inc.	1,545	108,536
Twenty-First Century Fox, Inc. Class A	3,135	110,195
Vertex Pharmaceuticals, Inc. (a)	195	18,463
Viacom, Inc.	1,280	111,014
Visa, Inc. Class A (b)	520	109,569
Yelp, Inc. (a)	565	43,324
Total United States (Cost $3,662,343)		4,432,751
Total Common Stocks Cost ($5,887,982)		7,153,956

Investments Purchased with Proceeds from Securities Lending — 7.0%

Money Market Funds — 7.0%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.18% (c)(d)	515,535	515,535
Total Investments Purchased with Proceeds from Securities Lending (Cost $515,535)		515,535
Total Investments (Cost $6,403,517) — 104.7%		7,669,491
Liabilities in Excess of Other Assets , Net (4.7)%		(344,353)
Total Net Assets — 100.0%		$7,325,138

The accompanying notes are an integral part of the financial statements.

20   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Global Tactical Allocation Fund

June 30, 2014

	Number	Fair
Schedule of Securities Sold Short (e)	of Shares	Value

Exchange-Traded Funds

CurrencyShares Australian Dollar Trust	1,530	$144,524
Total Exchange-Traded Funds		144,524
Total Securities Sold Short (Proceeds: $154,611)		144,524

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
(e)	Securities sold short are non-income producing.
^	Indicates a fair valued security. Total market value for fair valued securities is $13,148, representing 0.2% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   21

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2014

	Number of Shares	Fair Value
Domestic Common Stocks — 80.7%

Basic Materials — 5.2%
Chemicals — 3.1%
Axiall Corp.	4,272	$201,938
FMC Corp.	1,464	104,222
		306,160
Iron & Steel Production — 2.1%
Steel Dynamics, Inc.	11,657	209,243
Total Basic Materials (Cost $371,721)		515,403
Communications — 1.9%
Telecommunications — 1.9%
JDS Uniphase Corp. (a)	15,299	190,778
Total Communications (Cost $178,610)		190,778
Consumer, Cyclical — 13.9%
Airlines — 2.0%
Southwest Airlines Co.	7,304	196,185
Auto Parts & Equipment — 2.1%
Dana Holding Corp. (b)	8,734	213,284
Home Furnishings — 3.6%
Harman International Industries, Inc.	1,690	181,557
Whirlpool Corp.	1,267	176,392
		357,949
Retail — 6.2%
American Eagle Outfitters, Inc. (b)	9,228	103,538
Foot Locker, Inc.	4,884	247,716
JC Penney Co., Inc. (a)	8,533	77,224
Nordstrom, Inc.	2,893	196,522
		625,000
Total Consumer, Cyclical (Cost $1,063,975)		1,392,418
Consumer, Non-cyclical — 7.4%
Food — 1.8%
Ingredion Inc.	1,337	100,329
Safeway, Inc.	2,413	82,862
		183,191
Healthcare-Products — 3.8%
Hospira, Inc. (a)	4,778	245,446
Zimmer Holdings, Inc.	1,327	137,822
		383,268
Healthcare-Services — 1.8%
Community Health Systems, Inc. (a)(b)	3,985	180,799
Total Consumer, Non-cyclical (Cost $601,215)		747,258
Energy — 7.6%
Oil & Gas — 7.6%
Atwood Oceanics, Inc. (a)	2,792	146,524
Denbury Resources, Inc. (b)	10,836	200,033
Helmerich & Payne, Inc. (b)	2,105	244,411
Whiting Petroleum Corp. (a)	2,081	167,000
		757,968
Total Energy (Cost $501,530)		757,968
	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Financial — 11.3%
Banks — 5.3%
Huntington Bancshares, Inc.	18,533	$176,805
Keycorp	13,166	188,669
Regions Financial Corp.	15,463	164,217
		529,691
Insurance — 6.0%
Lincoln National Corp.	3,858	198,456
Reinsurance Group of America, Inc., Class A	2,745	216,580
Torchmark Corp.	2,313	189,481
		604,517
Total Financial (Cost $767,544)		1,134,208
Industrial — 15.6%
Electrical Components & Equipment — 1.0%
Energizer Holdings, Inc.	810	98,845
Electronics — 2.1%
Woodward, Inc.	4,132	207,344
Hand & Machine Tools — 3.0%
Regal-Beloit Corp.	1,859	146,043
Stanley Black & Decker, Inc.	1,793	157,461
		303,504
Machinery-Diversified — 3.6%
AGCO Corp. (b)	3,236	181,928
Roper Industries, Inc.	1,225	178,862
		360,790
Miscellaneous Manufacturing — 5.9%
Dover Corp.	1,898	172,623
Parker Hannifin Corp.	1,667	209,592
Trinity Industries, Inc.	4,764	208,282
		590,497
Total Industrial (Cost $1,195,589)		1,560,980
Technology — 8.8%
Computers — 3.9%
Cadence Design Systems, Inc. (a)(b)	12,996	227,300
NCR Corp. (a)	4,621	162,151
		389,451
Semiconductors — 4.9%
KLA-Tencor Corp.	1,386	100,679
Skyworks Solutions, Inc.	4,090	192,067
Teradyne, Inc. (b)	10,007	196,137
		488,883
Total Technology (Cost $676,526)		878,334
Utilities — 9.0%
Electric — 3.3%
Westar Energy, Inc. (b)	5,173	197,557
Xcel Energy, Inc.	4,177	134,625
		332,182

The accompanying notes are an integral part of the financial statements.

22   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Mid-Cap Value Fund

June 30, 2014

	Number of Shares	Fair Value
Domestic Common Stocks (Continued)

Gas — 5.7%
Centerpoint Energy, Inc.	7,427	$189,686
Questar Corp.	7,278	180,494
UGI Corp.	4,071	205,585
		575,765
Total Utilities (Cost $684,433)		907,947
Total Domestic Common Stocks (Cost $6,041,143)		8,085,294

Foreign Common Stocks — 5.5%

Bermuda — 1.6%
Diversified Financial Services — 1.6%
Invesco Ltd.	4,324	163,231
Total Bermuda (Cost $95,693)		163,231
Canada — 3.9%
Apparel — 1.6%
Gildan Activewear, Inc., Class A	2,607	153,500
Oil & Gas — 2.3%
Ultra Petroleum Corp. (a)	7,799	231,552
Total Canada (Cost $254,717)		385,052
Total Foreign Common Stocks (Cost $350,410)		548,283

Real Estate Investment Trusts — 9.3%

Brixmor Property Group, Inc.	8,794	201,822
Camden Property Trust	2,484	176,737
DDR Corp. (b)	9,189	162,002
Host Hotels & Resorts, Inc. (b)	8,557	188,340
Mid-America Apartment Communities, Inc.	2,824	206,293
		935,194
Total Real Estate Investment Trusts (Cost $783,300)		935,194

Investments Purchased with Proceeds from Securities Lending — 15.6%

Money Market Funds — 15.6%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.18% (c)(d)	1,565,695	1,565,695
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,565,695)		1,565,695
Total Investments (Cost $8,740,548) — 111.1%		11,134,466
Liabilities in Excess of Other Assets , Net (11.1)%		(1,108,601)
Total Net Assets — 100.0%		$10,025,865
(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   23

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2014

	Number	Fair
	of Shares	Value
Domestic Common Stocks — 79.1%

Basic Materials — 5.0%
Chemicals — 1.3%
Ferro Corp. (a)	19,600	$246,176
Huntsman Corp.	9,200	258,520
		504,696
Forest Products & Paper — 2.6%
Domtar Corp.	7,560	323,946
KapStone Paper and Packaging Corp. (a)	7,180	237,873
Resolute Forest Products, Inc. (a)(b)	25,200	422,856
		984,675
Iron & Steel — 1.1%
United States Steel Corp. (b)	16,500	429,660
Total Basic Materials (Cost $1,783,756)		1,919,031
Communications — 3.7%
Internet — 0.9%
United Online, Inc.	33,800	351,520
Telecommunications — 2.8%
Fairpoint Communications, Inc. (a)	7,000	97,790
Inteliquent, Inc.	27,100	375,877
LogMeIn, Inc. (a)(b)	6,900	321,678
Polycom, Inc. (a)	20,700	259,371
		1,054,716
Total Communications (Cost $1,102,691)		1,406,236
Consumer, Cyclical — 14.8%
Airlines — 2.4%
Alaska Air Group, Inc.	3,560	338,378
Hawaiian Holdings, Inc. (a)(b)	31,900	437,349
JetBlue Airways Corp. (a)(b)	12,700	137,795
		913,522
Apparel — 0.2%
Skechers U.S.A., Inc. (a)	1,600	73,120
Auto Parts & Equipment — 4.4%
American Axle & Manufacturing Holdings Inc. (a)	6,700	126,563
Lear Corp.	5,410	483,221
Meritor, Inc. (a)	21,900	285,576
The Goodyear Tire & Rubber Co.	9,400	261,132
Tower International, Inc. (a)	14,390	530,128
		1,686,620
Distribution & Wholesale — 2.1%
Arrow Electronics, Inc. (a)	5,100	308,091
Core-Mark Holding Co., Inc.	2,400	109,512
Ingram Micro, Inc. (a)	12,690	370,675
		788,278
Home Builders — 0.2%
NVR, Inc. (a)	60	69,036
Leisure Time — 0.4%
Polaris Industries, Inc.	1,220	158,893
Lodging — 0.5%
The Marcus Corp.	10,100	184,325
	Number	Fair
	of Shares	Value
Domestic Common Stocks (Continued)

Retail — 4.6%
ANN, Inc. (a)	2,900	$119,306
Asbury Automotive Group, Inc. (a)	2,100	144,354
Brinker International, Inc.	2,900	141,085
Foot Locker, Inc.	10,000	507,200
Jack in the Box, Inc.	2,600	155,584
Rite Aid Corp. (a)	36,200	259,554
The Finish Line, Inc.	14,800	440,152
		1,767,235
Total Consumer, Cyclical (Cost $4,779,390)		5,641,029
Consumer, Non-cyclical — 15.4%
Biotechnology — 4.3%
Acorda Therapeutics, Inc. (a)	6,300	212,373
Ligand Pharmaceuticals, Inc. (a)	1,200	74,748
Myriad Genetics, Inc. (a)(b)	10,610	412,941
PDL BioPharma, Inc. (b)	53,800	520,784
United Therapeutics Corp. (a)	4,900	433,601
		1,654,447
Commercial Services — 4.7%
Avis Budget Group, Inc. (a)	7,500	447,675
Global Cash Access Holdings, Inc. (a)	56,900	506,410
ITT Educational Services, Inc. (a)(b)	7,900	131,851
Net 1 UEPS Technologies, Inc. (a)	36,100	410,818
Strayer Education, Inc. (a)	1,900	99,769
The Providence Services Corp. (a)	5,600	204,904
		1,801,427
Food — 1.4%
Cal-Maine Foods, Inc.	2,700	200,664
Sanderson Farms, Inc.	3,300	320,760
		521,424
Healthcare-Products — 0.6%
Symmetry Medical, Inc. (a)	27,000	239,220
Healthcare-Services — 1.8%
Health Net, Inc. (a)	8,900	369,706
Magellan Health Services, Inc. (a)	5,100	317,424
		687,130
Household Products & Wares — 0.3%
Spectrum Brands Holdings, Inc.	1,200	103,236
Pharmaceuticals — 2.3%
Lannett Co., Inc. (a)	1,600	79,392
Omnicare, Inc. (b)	7,500	499,275
PharMerica Corp. (a)	10,800	308,772
		887,439
Total Consumer, Non-cyclical (Cost $5,078,978)		5,894,323
Energy — 6.3%
Energy-Alternate Sources — 1.0%
Green Plains, Inc. (b)	11,200	368,144
Oil & Gas — 4.6%
Gran Tierra Energy, Inc. (a)	14,700	119,364
Parker Drilling Co. (a)	37,800	246,456
PBF Energy, Inc.	14,500	386,425
SM Energy Co.	6,300	529,830
Targa Resources Corp.	3,300	460,581
		1,742,656

The accompanying notes are an integral part of the financial statements.

24   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2014

	Number	Fair
	of Shares	Value
Domestic Common Stocks (Continued)

Oil & Gas Services — 0.7%
Pioneer Energy Services Corp. (a)	16,200	$284,148
Total Energy (Cost $2,134,659)		2,394,948
Financial — 9.8%
Banks — 0.6%
Lakeland Financial Corp. (b)	5,690	217,130
Diversified Financial Services — 2.7%
Manning & Napier, Inc.	8,870	153,096
Outerwall, Inc. (a)(b)	7,900	468,865
Waddell & Reed Financial, Inc.	6,320	395,569
		1,017,530
Insurance — 6.2%
American Financial Group, Inc.	6,330	377,015
Assurant, Inc. (b)	6,820	447,051
Genworth Financial, Inc. (a)	26,300	457,620
Radian Group, Inc. (b)	33,700	499,097
Reinsurance Group of America, Inc., Class A	5,840	460,776
United Insurance Holdings Corp.	7,300	125,998
		2,367,557
Real Estate — 0.3%
Jones Lang LaSalle, Inc.	1,000	126,390
Total Financial (Cost $3,444,978)		3,728,607
Industrial — 13.5%
Aerospace & Defense — 1.8%
Alliant Techsystems, Inc.	2,470	330,782
Exelis, Inc.	21,910	372,032
		702,814
Building Materials — 3.7%
Broadwind Energy, Inc. (a)	8,400	73,668
Comfort Systems U.S.A., Inc.	18,700	295,460
Drew Industries, Inc.	9,080	454,091
Nortek, Inc. (a)	2,100	188,496
Patrick Industries, Inc. (a)	5,100	237,609
Universal Forest Products, Inc.	3,500	168,945
		1,418,269
Electronics — 2.0%
Avnet, Inc.	6,600	292,446
Benchmark Electronics, Inc. (a)	19,100	486,668
		779,114
Engineering & Construction — 1.4%
Argan, Inc.	8,400	313,236
URS Corp.	5,100	233,835
		547,071
Miscellaneous Manufacturing — 2.9%
Smith & Wesson Holding Corp. (a)(b)	31,900	463,826
SPX Corp.	4,800	519,408
Trinity Industries, Inc.	3,000	131,160
		1,114,394
Packaging & Containers — 0.5%
Packaging Corp. of America	2,700	193,023
Shipbuilding — 1.2%
Huntington Ingalls Industries, Inc.	4,750	449,303
Total Industrial (Cost $4,216,865)		5,203,988
	Number	Fair
	of Shares	Value
Domestic Common Stocks (Continued)

Technology — 7.5%
Computers — 3.6%
Engility Holdings, Inc. (a)(b)	8,000	$306,080
Insight Enterprises, Inc. (a)	6,900	212,106
Lexmark International, Inc. (b)	11,100	534,576
Manhattan Associates, Inc. (a)	8,900	306,427
		1,359,189
Semiconductors — 2.4%
Cirrus Logic, Inc. (a)	7,200	163,728
Lattice Semiconductor Corp. (a)	12,600	103,950
ON Semiconductor Corp. (a)	21,500	196,510
QLogic Corp. (a)	45,700	461,113
		925,301
Software — 1.5%
Aspen Technology, Inc. (a)	2,600	120,640
Ebix, Inc. (b)	14,600	208,926
Progress Software Corp. (a)	9,300	223,572
		553,138
Total Technology (Cost $2,611,929)		2,837,628
Utilities — 3.1%
Electric — 1.0%
El Paso Electric Co.	5,200	209,092
Portland General Electric Co.	5,400	187,218
		396,310
Gas — 2.1%
UGI Corp.	9,700	489,850
Vectren Corp.	7,300	310,250
		800,100
Total Utilities (Cost $1,065,242)		1,196,410
Total Domestic Common Stocks (Cost $26,218,488)		30,222,200

Foreign Common Stocks — 15.5%

Bermuda — 6.8%
Insurance — 6.8%
Aspen Insurance Holdings Ltd.	11,100	504,162
Axis Capital Holdings Ltd.	4,820	213,430
Everest Re Group Ltd.	3,120	500,729
PartnerRe Ltd.	4,050	442,300
Platinum Underwriters Holdings Ltd.	7,400	479,890
Validus Holdings Ltd.	12,000	458,880
		2,599,391
Total Bermuda (Cost $2,231,393)		2,599,391
Canada — 2.2%
Commercial Services — 1.2%
FirstService Corp.	8,790	444,686
Electrical Components & Equipment — 0.5%
Canadian Solar, Inc. (a)	6,500	203,190
Healthcare-Products — 0.5%
Nordion, Inc. (a)	16,000	200,960
Total Canada (Cost $758,276)		848,836

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   25

Schedule of Investments

Quaker Small-Cap Value Fund

June 30, 2014

	Number	Fair
	of Shares	Value
Foreign Common Stocks (continued)

Cayman Islands — 2.0%
Insurance — 1.3%
Greenlight Capital Re Ltd. (a)	14,600	$480,924
Pharmaceuticals — 0.7%
Herbalife Ltd. (b)	4,100	264,614
Total Cayman Islands (Cost $682,140)		745,538
Curacao — 1.2%
Healthcare-Products — 1.2%
Orthofix International NV (a)	12,500	453,125
Total Curacao (Cost $417,504)		453,125
Ireland — 1.1%
Healthcare-Services — 1.1%
ICON PLC (a)	8,700	409,857
Total Ireland (Cost $339,987)		409,857
Netherlands — 1.1%
Engineering & Construction — 1.1%
Chicago Bridge & Iron Co. NV	6,000	409,200
Total Netherlands (Cost $477,050)		409,200
Singapore — 0.9%
Electronics — 0.9%
Flextronics International Ltd. (a)	30,700	339,849
Total Singapore (Cost $256,806)		339,849
Switzerland — 0.2%
Insurance — 0.2%
Allied World Assurance Co. Holdings AG	2,550	96,951
Total Switzerland (Cost $71,668)		96,951
Total Foreign Common Stocks (Cost $5,234,824)		5,902,747

Real Estate Investment Trusts — 4.0%

Dupont Fabros Technology, Inc. (b)	18,900	509,544
RLJ Lodging Trust	18,400	531,576
Ryman Hospitality Properties	10,300	495,945
		1,537,065
Total Real Estate Investment Trusts (Cost $1,366,170)		1,537,065

Investments Purchased with Proceeds from Securities Lending — 13.9%

Money Market Funds — 13.9%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.18% (c)(d)	5,298,458	5,298,458
Total Investments Purchased with Proceeds from Securities Lending (Cost $5,298,458)		5,298,458
Total Investments (Cost $38,117,940) — 112.5%		42,960,470
Liabilities in Excess of Other Assets , Net (12.5)%		(4,773,317)
Total Net Assets — 100.0%		$38,187,153
(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements.

26   |   2 0 1 4  A N N U A L  R E P O R T

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2014

	Number	Fair
	of Shares	Value
Domestic Common Stocks — 78.9%

Basic Materials — 2.0%
Chemicals — 2.0%
Monsanto Co.	26,470	$3,301,868
Total Basic Materials (Cost $2,846,277)		3,301,868
Communications — 13.4%
Internet — 6.7%
Amazon.com, Inc. (a)	6,415	2,083,464
Facebook, Inc. Class A (a)	37,645	2,533,132
Google, Inc. Class A (a)	2,990	1,748,163
Google, Inc. Class C (a)	3,045	1,751,728
The Priceline Group, Inc. (a)	1,755	2,111,265
Yelp, Inc. (a)	14,756	1,131,490
		11,359,242
Media — 6.7%
AMC Networks, Inc. (a)	6,980	429,200
CBS Corp.	48,490	3,013,169
Time Warner, Inc.	35,065	2,463,316
Twenty-First Century Fox, Inc. Class A (b)	71,205	2,502,856
Viacom, Inc.	33,885	2,938,846
		11,347,387
Total Communications (Cost $20,228,413)		22,706,629
Consumer, Cyclical — 9.9%
Airlines — 6.1%
American Airlines Group, Inc. (a)	135,324	5,813,519
AMR Corp. Escrow (a)^	211,235	365,437
Delta Air Lines, Inc.	86,815	3,361,477
United Continental Holdings, Inc. (a)	19,775	812,159
		10,352,592
Auto Parts & Equipment — 0.8%
TRW Automotive Holdings Corp. (a)(b)	15,030	1,345,486
Lodging — 2.0%
Las Vegas Sands Corp.	44,024	3,355,509
Retail — 1.0%
L Brands, Inc.	29,155	1,710,232
Total Consumer, Cyclical (Cost $10,437,850)		16,763,819
Consumer, Non-cyclical — 23.5%
Biotechnology — 11.8%
Amgen, Inc. (b)	43,245	5,118,911
Biogen Idec, Inc. (a)	24,430	7,703,023
Celgene Corp. (a)(b)	19,930	1,711,588
Gilead Sciences, Inc. (a)(b)	40,735	3,377,339
Regeneron Pharmaceuticals, Inc. (a)(b)	5,969	1,686,063
Vertex Pharmaceuticals, Inc. (a)	4,525	428,427
		20,025,351
Commercial Services — 1.4%
Mastercard, Inc. Class A	33,310	2,447,286
Food — 1.6%
Mondelez International, Inc.	72,395	2,722,776
Healthcare-Services — 2.0%
Aetna, Inc.	41,150	3,336,442
	Number	Fair
	of Shares	Value
Domestic Common Stocks (Continued)

Pharmaceuticals — 6.7%
Abbott Laboratories	52,445	$2,145,001
AbbVie, Inc.	46,735	2,637,723
Eli Lilly & Company	55,185	3,430,851
Mead Johnson Nutrition Co.	33,215	3,094,642
		11,308,217
Total Consumer, Non-cyclical (Cost $34,395,454)		39,840,072
Energy — 3.0%
Oil & Gas — 3.0%
Anadarko Petroleum Corp.	22,895	2,506,316
Noble Energy, Inc.	32,185	2,493,050
		4,999,366
Total Energy (Cost $4,550,819)		4,999,366
Financial — 7.5%
Banks — 1.5%
Morgan Stanley	79,720	2,577,348
Diversified Financial Services — 2.9%
The Charles Schwab Corp. (b)	92,765	2,498,161
Visa, Inc. Class A (b)	11,770	2,480,057
		4,978,218
Insurance — 3.1%
Hartford Financial Services Group, Inc.	71,600	2,563,996
Marsh & McLennan Cos., Inc.	50,438	2,613,697
		5,177,693
Total Financial (Cost $11,642,556)		12,733,259
Industrial — 3.8%
Electronics — 1.5%
Honeywell International, Inc.	26,795	2,490,595
Transportation — 2.3%
FedEx Corp. (b)	25,310	3,831,428
Total Industrial (Cost $5,996,521)		6,322,023
Technology — 15.8%
Computers — 2.5%
Apple Inc.	27,255	2,532,807
Hewlett-Packard Co.	48,340	1,628,091
		4,160,898
Semiconductors — 5.0%
Lam Research Corp.	19,195	1,297,198
Micron Technology, Inc. (a)(b)	116,595	3,841,805
Texas Instruments Inc.	69,140	3,304,201
		8,443,204
Software — 8.3%
Activision Blizzard Inc.	96,020	2,141,246
Adobe Systems Inc. (a)(b)	53,030	3,837,251
Autodesk, Inc. (a)	45,095	2,542,456
Intuit Inc. (b)	31,555	2,541,124
Microsoft Corp.	70,980	2,959,866
		14,021,943
Total Technology (Cost $24,096,899)		26,626,045
Total Domestic Common Stocks (Cost $114,194,789)		133,293,081

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   27

Schedule of Investments

Quaker Strategic Growth Fund

June 30, 2014

	Number	Fair
	of Shares	Value
Foreign Common Stocks — 16.9%

Belgium — 1.5%
Beverages — 1.5%
Anheuser-Busch InBev NV - ADR	22,425	$2,577,530
Total Belgium (Cost $2,193,565)		2,577,530
Curacao — 1.5%
Oil & Gas Services — 1.5%
Schlumberger Ltd.	22,040	2,599,618
Total Curacao (Cost $2,034,039)		2,599,618
Finland — 1.2%
Telecommunications — 1.2%
Nokia OYJ - ADR	259,240	1,959,854
Total Finland (Cost $2,025,549)		1,959,854
France — 2.0%
Pharmaceuticals — 2.0%
Sanofi - ADR	62,385	3,317,010
Total France (Cost $3,112,682)		3,317,010
Ireland — 1.7%
Pharmaceuticals — 1.7%
Actavis PLC (a)(b)	13,321	2,971,249
Total Ireland (Cost $2,775,086)		2,971,249
Netherlands — 2.0%
Semiconductors — 2.0%
NXP Semiconductor NV (a)	50,835	3,364,260
Total Netherlands (Cost $2,590,166)		3,364,260
Switzerland — 7.0%
Insurance — 1.5%
ACE Ltd. (b)	24,515	2,542,206
Pharmaceuticals — 5.5%
Novartis AG - ADR (b)	37,555	3,399,854
Roche Holdings, Ltd. - ADR	156,420	5,834,466
		9,234,320
Total Switzerland (Cost $10,426,205)		11,776,526
Total Foreign Common Stocks (Cost $25,157,292)		28,566,047

Investments Purchased with Proceeds from Securities Lending — 12.4%

Money Market Funds — 12.4%
Mount Vernon Securities Lending Trust Prime Portfolio, 0.18% (c)(d)	21,035,500	21,035,500
Total Investments Purchased with Proceeds from Securities Lending (Cost $21,035,500)		21,035,500
Total Investments (Cost $160,387,581) — 108.2%		182,894,628
Liabilities in Excess of Other Assets , Net (8.2)%		(13,911,612)
Total Net Assets — 100.0%		$168,983,016

ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of the security is out on loan.
(c)	The rate shown is the annualized seven-day effective yield at period end.
(d)	Represents investments of collateral received from securities lending transactions.
^	Indicates a fair valued security. Total market value for fair valued securities is $365,437, representing 0.2% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

28   |   2 0 1 4  A N N U A L  R E P O R T

Statements of Assets and Liabilities

June 30, 2014
	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
ASSETS:
Investments, at value (Note 12)	$97,119,729	$7,669,491	$11,134,466	$42,960,470	$182,894,628
Cash	25,447,154	104,052	693,563	197,247	6,717,242
Foreign currency, at value	556,322	—	—	—	—
Cash held at brokers	8,620,355	243,701	—	—	—
Receivables:
Dividends and interest	131,261	14,070	15,585	26,782	269,092
Capital shares sold	1,227,553	—	18,006	5,197	344,523
Investment securities sold	8,910,376	9,005	—	960,988	1,023,356
Securities lending income	2,803	506	113	1,873	6,190
Prepaid expenses and other assets	93,313	6,221	7,416	31,064	139,892
Total Assets	142,108,866	8,047,046	11,869,149	44,183,621	191,394,923

LIABILITIES:
Written options, at value	$3,499,694	$—	$—	$—	$—
Securities sold short, at value	4,116,958	144,524	—	—	—
Payables:
Due to advisor (Note 3)	85,028	7,545	8,373	31,155	169,650
Capital shares redeemed	240,935	10,089	40,972	6,597	436,721
Upon return of securities loaned	7,688,944	515,535	1,565,695	5,298,458	21,035,500
Investment securities purchased	7,312,845	31,600	215,288	625,252	549,424
Distribution fees	15,548	2,561	2,834	3,218	36,676
Trustee expenses	7,098	603	732	2,951	13,536
Chief compliance officer fees	4,879	337	407	1,723	7,677
Accrued expenses	72,480	9,114	8,983	27,114	162,723
Total liabilities	23,044,409	721,908	1,843,284	5,996,468	22,411,907
Net Assets	$119,064,457	$7,325,138	$10,025,865	$38,187,153	$168,983,016

NET ASSETS CONSIST OF:
Paid-in capital	$110,235,942	$17,573,517	$14,019,450	$32,069,867	$535,237,202
Accumulated net investment income (loss)	3,306,993	(16,907)	(19,443)	—	(852,247)
Accumulated net realized gain (loss) on investments	2,772,552	(11,507,533)	(6,368,060)	1,274,756	(387,908,986)
Net unrealized appreciation (depreciation) on investments:
Securities	3,001,504	1,265,974	2,393,918	4,842,530	22,507,047
Securities sold short	(233,941)	10,087	—	—	—
Written option contracts	(36,067)	—	—	—	—
Foreign currency transactions	17,474	—	—	—	—
Total net assets	$119,064,457	$7,325,138	$10,025,865	$38,187,153	$168,983,016
Total investments, at cost	$94,118,225	$6,403,517	$8,740,548	$38,117,940	$160,387,581
Includes loaned securities with a market value of	$7,302,819	$473,610	$1,515,280	$5,092,529	$19,942,937
Total foreign currency, at cost	$538,880	$—	$—	$—	$—
Proceeds from securities sold short	3,883,017	154,611	—	—	—
Premiums on options	3,463,627	—	—	—	—
Class A shares:
Net Assets	$53,035,051	$3,991,647	$5,723,795	$8,512,390	$87,052,644
Shares of beneficial interest outstanding(1)	3,768,903	381,496	232,513	350,584	3,599,355
Net asset value per share and redemption price per share	$14.07	$10.46	$24.62	$24.28	$24.19
Offering price per share (100/94.50 x net asset value per share)	$14.89	$11.07	$26.05	$25.69	$25.60
Class C shares:
Net Assets	$6,554,906	$2,092,946	$2,086,214	$1,806,301	$22,930,803
Shares of beneficial interest outstanding(1)	477,916	209,542	95,926	88,396	1,073,028
Net asset value per share and redemption price per share	$13.72	$9.99	$21.75	$20.43	$21.37
Institutional Class Shares:
Net Assets	$59,474,500	$1,240,545	$2,215,856	$27,868,462	$58,999,569
Shares of beneficial interest outstanding(1)	4,203,510	103,414	85,982	1,101,319	2,351,003
Net asset value per share and redemption price per share	$14.15	$12.00	$25.77	$25.30	$25.10

(1)	Unlimited number of shares of beneficial interest with a 0.01 par value authorized.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   29

Statements of Operations

For the Fiscal Year Ended June 30, 2014

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes)	$1,474,206	$98,554	$142,561	$417,292	$1,780,587
Interest	2,899,708	6	77	93	1,500
Securities lending income	61,566	4,346	4,323	77,793	30,107
Total Income	4,435,480	102,906	146,961	495,178	1,812,194
Expenses:
Investment advisory fees (Note 3)	1,153,048	92,621	95,663	363,534	2,172,641
Funds administration and accounting fees	109,549	10,403	12,659	47,554	186,692
Transfer agent fees	171,130	14,728	22,172	44,560	371,203
Custody fees	12,736	—	526	14,564	11,067
Trustee fees and meeting expenses	27,924	2,337	2,869	11,577	54,095
Legal fees	14,561	929	1,117	4,438	20,858
Audit fees	19,682	1,165	1,978	7,957	35,601
Distribution fee — Class A	106,777	10,438	14,897	20,952	224,025
Distribution fee — Class C	61,251	21,809	18,910	17,210	235,541
Insurance	38,629	3,650	5,034	18,479	83,469
Officers’ compensation fees	51,350	4,185	5,276	21,038	96,983
Registration and filing expenses	48,538	6,401	7,728	28,295	74,796
Printing expenses	28,298	4,273	5,422	11,025	55,521
Dividends and interest on securities sold short	6,127	2,832	—	—	—
Other operating expenses	5,293	—	1,916	3,178	7,448
Total expenses	1,854,893	175,771	196,167	614,361	3,629,940
Investment advisory fees (reimbursed) or recovered (Note 3)	(143,771)	—	—	—	155,549
Net expenses	1,711,122	175,771	196,167	614,361	3,785,489
Net investment income (loss)	2,724,358	(72,865)	(49,206)	(119,183)	(1,973,295)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Securities	4,286,494	1,133,949	1,749,962	6,633,684	35,701,470
Securities sold short	(407,873)	6,386	—	—	—
Written options	(777,755)	—	—	—	—
Foreign currency transactions	26,590	—	—	—	—
Forwards	(14,974)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments:
Securities	3,217,315	603,050	658,016	1,488,495	3,559,837
Securities sold short	(228,457)	(11,938)	—	—	—
Written options	78,628	—	—	—	—
Foreign currency transactions	21,680	—	—	—	—
Forwards	420	—	—	—	—
Net realized and unrealized gain on investments	6,202,068	1,731,447	2,407,978	8,122,179	39,261,307
Net increase in net assets resulting from operations	$8,926,426	$1,658,582	$2,358,772	$8,002,996	$37,288,012
(Foreign withholding taxes on dividends/tax reclaims/interest)	$(8,010)	$(6,760)	$(187)	$(321)	$(114,235)

The accompanying notes are an integral part of the financial statements.

30   |   2 0 1 4  A N N U A L  R E P O R T

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2014

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,724,358	$(72,865)	$(49,206)	$(119,183)	$(1,973,295)
Net realized gain (loss) on investment transactions:
Securities	4,286,494	1,133,949	1,749,962	6,633,684	35,701,470
Securities sold short	(407,873)	6,386	—	—	—
Written options	(777,755)	—	—	—	—
Foreign currency transactions	26,590	—	—	—	—
Forwards	(14,974)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investment transactions:
Securities	3,217,315	603,050	658,016	1,488,495	3,559,837
Securities sold short	(228,457)	(11,938)	—	—	—
Written options	78,628	—	—	—	—
Foreign currency transactions	21,680	—	—	—	—
Forwards	420	—	—	—	—
Net increase (decrease) in net assets resulting from operations	8,926,426	1,658,582	2,358,772	8,002,996	37,288,012
Distributions to shareholders from:
Net investment income — Class A	(27,671)	—	—	(21,954)	—
Net investment income — Institutional Class	(65,885)	—	—	(95,111)	—
Net realized capital gain — Class A	(216,462)	—	—	—	—
Net realized capital gain — Class C	(33,170)	—	—	—	—
Net realized capital gain — Institutional Class	(207,847)	—	—	—	—
Total distributions	(551,035)	—	—	(117,065)	—
Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	44,574,266	(939,131)	(1,237,219)	(2,444,037)	(26,094,689)
Total increase (decrease) in net assets	52,949,657	719,451	1,121,553	5,441,894	11,193,323

NET ASSETS
Beginning of period	66,114,800	6,605,687	8,904,312	32,745,259	157,789,693
End of period	$119,064,457	$7,325,138	$10,025,865	$38,187,153	$168,983,016
Undistributed (Accumulated) net investment income (loss), at end of period	$3,306,993	$(16,907)	$(19,443)	$—	$(852,247)

For the Fiscal Year Ended June 30, 2013

	Quaker Event Arbitrage Fund	Quaker Global Tactical Allocation Fund	Quaker Mid- Cap Value Fund	Quaker Small- Cap Value Fund	Quaker Strategic Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,719,627	$(119,641)	$(76,923)	$194,525	$(1,511,147)
Net realized gain (loss) on investment transactions:
Securities	(4,811,477)	1,133,487	1,127,978	4,025,085	22,222,065
Securities sold short	(915,912)	(79,072)	—	—	—
Written options	6,102,873	1,230	—	—	21,331
Foreign currency transactions	64,001	—	—	—	—
Forwards	91,691	—	—	—	—
Net change in unrealized appreciation (depreciation) of investment transactions:
Securities	2,252,194	284,065	439,560	2,301,123	8,287,981
Securities sold short	(54,987)	36,139	—	—	—
Written options	326,361	107	—	—	1,704
Foreign currency transactions	(7,798)	—	—	—	—
Forwards	(23,831)	—	—	—	—
Net increase (decrease) in net assets resulting from operations	4,742,742	1,256,315	1,490,615	6,520,733	29,021,934
Distributions to shareholders from:
Net investment income — Class A	(39,234)	—	—	(8,724)	—
Net investment income — Institutional Class	(61,271)	—	—	(77,784)	—
Net realized capital gain — Class A	(351,265)	—	—	—	—
Net realized capital gain — Class C	(74,102)	—	—	—	—
Net realized capital gain — Institutional Class	(174,648)	—	—	—	—
Total distributions	(700,520)	—	—	(86,508)	—
Capital share transactions:
Increase (decrease) in net assets from fund share transactions (Note 9)	6,860,869	(4,414,061)	(1,001,539)	(3,927,430)	(50,399,652)
Total increase (decrease) in net assets	10,903,091	(3,157,746)	489,076	2,506,795	(21,377,718)

NET ASSETS
Beginning of period	55,211,709	9,763,433	8,415,236	30,238,464	179,167,411
End of period	$66,114,800	$6,605,687	$8,904,312	$32,745,259	$157,789,693
Undistributed (Accumulated) net investment income (loss), at end of period	$1,855,341	$(46,337)	$(34,658)	$75,167	$(574,287)

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   31

Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,				For the Period January 1, 2010		Year Ended December 31,
	2014	2013	2012	2011	to June 30, 2010		2009
Net asset value, beginning of period	$12.81	$11.93	$12.50	$12.54	$11.80		$9.23
Income from investment operations:
Net investment income (loss)(1)	0.41	0.37	0.11	—	0.34		(0.05)
Net realized and unrealized gain (loss) on investments	0.93	0.65	(0.41)	0.06	0.40		2.62
Total from investment operations	1.34	1.02	(0.30)	0.06	0.74		2.57
Distributions to shareholders from:
Net investment income	(0.01)	(0.01)	—	(0.06)	—		—
Net realized capital gain	(0.07)	(0.13)	(0.27)	(0.04)	—		—
Total distributions	(0.08)	(0.14)	(0.27)	(0.10)	—		—
Net asset value, end of period	$14.07	$12.81	$11.93	$12.50	$12.54		$11.80
Total Return(2)	10.47%	8.70%	(2.31)%	0.47%	6.27	%*	27.84%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$53,035	$35,232	$34,725	$25,413	$4,283		$2,918
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.15%	2.37%	2.37%	2.30%	3.25	%**	3.86%
Expense net of fee waivers, if any(3)(5)	1.99%	1.99%	1.99%	1.99%	2.44	%**	1.91%
Ratio of net investment income (loss) to average net assets ***:
Before waiver and expense reimbursement(3)	2.85%	2.64%	0.55%	(0.28)%	5.59	%**	(0.47)%
After waiver and expense reimbursement(3)	3.01%	3.02%	0.92%	0.04%	5.59	%**	(0.47)%
Portfolio turnover rate	280%	186%	157%	99%	139	%*	226%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.14%, 2.34%, 2.35%, 2.24%, 2.56% and 3.46% for the years ended June 30, 2014, 2013, 2012, 2011, for the period January 1, 2010 to June 30, 2010 and for the year ended December 31, 2009, respectively.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98%, 1.96%, 1.98%, 1.93%, 1.76% and 1.50% for the years ended June 30, 2014, 2013, 2012, 2011, for the period January 1, 2010 to June 30, 2010 and for the year ended December 31, 2009, respectively.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

32   |   2 0 1 4  A N N U A L  R E P O R T

Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Class C
	Years Ended June 30,				For the Period June 7, 2010 (commencement of operations)
	2014	2013	2012	2011	to June 30, 2010
Net asset value, beginning of period	$12.57	$11.78	$12.45	$12.55	$12.35
Income from investment operations:
Net investment income (loss)(1)	0.30	0.28	0.02	(0.07)	(0.21)
Net realized and unrealized gain (loss) on investments	0.92	0.64	(0.42)	0.04	0.41
Total from investment operations	1.22	0.92	(0.40)	(0.03)	0.20
Distributions to shareholders from:
Net investment income	—	—	—	(0.03)	—
Net realized capital gain	(0.07)	(0.13)	(0.27)	(0.04)	—
Total distributions	(0.07)	(0.13)	(0.27)	(0.07)	—
Net asset value, end of period	$13.72	$12.57	$11.78	$12.45	$12.55
Total Return(2)	9.72%	7.91%	(3.13)%	(0.24)%	1.62	%*
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$6,555	$5,954	$7,195	$4,369	$231
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.90%	3.12%	3.12%	3.08%	2.74	%**
Expense net of fee waivers, if any(3)(5)	2.74%	2.74%	2.74%	2.74%	2.74	%**
Ratio of net investment income (loss) to average net assets ***:
Before waiver and expense reimbursement(4)	2.10%	1.89%	(0.17)%	(0.91)%	(29.65	)%**
After waiver and expense reimbursement(4)	2.26%	2.27%	0.21%	(0.57)%	(29.65	)%**
Portfolio turnover rate	280%	186%	157%	99%	139	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.89%, 3.09%, 3.10%, 3.02% and 2.52% for the years ended June 30, 2014, 2013, 2012, 2011 and for the period June 7, 2010 to June 30, 2010, respectively.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.73%, 2.71%, 2.73%, 2.68% and 2.52% for the years ended June 30, 2014, 2013, 2012, 2011 and for the period June 7, 2010 to June 30, 2010, respectively.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   33

Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,				For the Period June 7, 2010 (commencement of operations)
	2014	2013	2012	2011	to June 30, 2010
Net asset value, beginning of period	$12.86	$11.97	$12.52	$12.54	$12.35
Income from investment operations:
Net investment income (loss)(1)	0.44	0.40	0.13	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	0.94	0.67	(0.41)	0.02	0.22
Total from investment operations	1.38	1.07	(0.28)	0.10	0.19
Distributions to shareholders from:
Net investment income	(0.02)	(0.05)	—	(0.08)	—
Net realized capital gain	(0.07)	(0.13)	(0.27)	(0.04)	—
Total distributions	(0.09)	(0.18)	(0.27)	(0.12)	—
Net asset value, end of period	$14.15	$12.86	$11.97	$12.52	$12.54
Total Return(2)	10.77%	9.04%	(2.14)%	0.72%	1.54	%*
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$59,474	$24,929	$13,292	$19,941	$743
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	1.90%	2.12%	2.09%	2.11%	3.00	%**
Expense net of fee waivers, if any(3)(5)	1.74%	1.74%	1.74%	1.74%	3.00	%**
Ratio of net investment income (loss) to average net assets ***:
Before waiver and expense reimbursement(4)	3.10%	2.89%	0.75%	0.26%	(3.81	)%**
After waiver and expense reimbursement(4)	3.26%	3.27%	1.11%	0.62%	(3.81	)%**
Portfolio turnover rate	280%	186%	157%	99%	139	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 1.89%, 2.09%, 2.08%, 2.06% and 2.88% for the years ended June 30, 2014, 2013, 2012, 2011 and for the period June 7, 2010 to June 30, 2010, respectively.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.73%, 1.71%, 1.73%, 1.70% and 2.88% for the years ended June 30, 2014, 2013, 2012, 2011 and for the period June 7, 2010 to June 30, 2010, respectively.

*	Not annualized.

**	Annualized.

***	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

34   |   2 0 1 4  A N N U A L  R E P O R T

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.30	$7.12	$7.51	$5.92	$5.37
Income from investment operations:
Net investment loss(1)	(0.08)	(0.09)	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	2.24	1.27	(0.29)	1.68	0.62
Total from investment operations	2.16	1.18	(0.39)	1.59	0.55
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$10.46	$8.30	$7.12	$7.51	$5.92
Total Return(2)	26.02%	16.57%	(5.19)%	26.86%	10.24%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$3,992	$3,856	$5,707	$11,708	$12,889
Ratio of expenses to average net assets(3)	2.19%	2.83%	2.68%	2.41%	2.32%
Ratio of net investment income (loss) to average net assets*	(0.80)%	(1.22)%	(1.41)%	(1.30)%	(1.12)%
Portfolio turnover rate	130%	484%	880%	732%	1213%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.15% and 2.83% for the years ended June 30, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

	Class C
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$7.98	$6.90	$7.34	$5.82	$5.32
Income from investment operations:
Net investment loss(1)	(0.14)	(0.14)	(0.15)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	2.15	1.22	(0.29)	1.66	0.61
Total from investment operations	2.01	1.08	(0.44)	1.52	0.50
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$9.99	$7.98	$6.90	$7.34	$5.82
Total Return(2)	25.19%	15.65%	(5.99)%	26.12%	9.40%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$2,093	$2,124	$3,158	$6,880	$9,512
Ratio of expenses to average net assets(3)	2.94%	3.58%	3.43%	3.16%	3.07%
Ratio of net investment income (loss) to average net assets*	(1.55)%	(1.97)%	(2.15)%	(2.07)%	(1.87)%
Portfolio turnover rate	130%	484%	880%	732%	1213%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.90% and 3.58% for the years ended June 30, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   35

Financial Highlights

Quaker Global Tactical Allocation Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.49	$8.12	$8.55	$6.71	$6.08
Income from investment operations:
Net investment loss(1)	(0.06)	(0.08)	(0.09)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.57	1.45	(0.34)	1.92	0.68
Total from investment operations	2.51	1.37	(0.43)	1.84	0.63
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$12.00	$9.49	$8.12	$8.55	$6.71
Total Return(2)	26.45%	16.87%	(5.03)%	27.42%	10.36%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,240	$625	$899	$987	$877
Ratio of expenses to average net assets(3)	1.94%	2.58%	2.47%	2.16%	1.86%
Ratio of net investment income (loss) to average net assets*	(0.55)%	(0.97)%	(1.12)%	(1.05)%	(0.70)%
Portfolio turnover rate	130%	484%	880%	732%	1213%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 1.90% and 2.58% for the years ended June 30, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

36   |   2 0 1 4  A N N U A L  R E P O R T

Financial Highlights

Quaker Mid Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.99	$15.73	$16.03	$11.99	$9.39
Income from investment operations:
Net investment income (loss)(1)	(0.09)	(0.14)	(0.11)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	5.72	3.40	(0.19)	4.17	2.65
Total from investment operations	5.63	3.26	(0.30)	4.04	2.60
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$24.62	$18.99	$15.73	$16.03	$11.99
Total Return(2)	29.65%	20.72%	(1.87)%	33.69%	27.69%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$5,724	$6,029	$6,114	$7,229	$6,796
Ratio of expenses to average net assets	2.03%	2.19%	2.21%	2.13%	2.09%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.80)%	(0.70)%	(0.88)%	(0.41)%
Portfolio turnover rate	62%	47%	42%	27%	51%

	Class C
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.91	$14.11	$14.48	$10.92	$8.61
Income from investment operations:
Net investment loss(1)	(0.22)	(0.24)	(0.20)	(0.22)	(0.12)
Net realized and unrealized gain (loss) on investments	5.06	3.04	(0.17)	3.78	2.43
Total from investment operations	4.84	2.80	(0.37)	3.56	2.31
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$21.75	$16.91	$14.11	$14.48	$10.92
Total Return(2)	28.62%	19.84%	(2.56)%	32.60%	26.83%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$2,086	$1,815	$1,950	$2,577	$2,427
Ratio of expenses to average net assets	2.78%	2.94%	2.96%	2.88%	2.83%
Ratio of net investment income (loss) to average net assets	(1.17)%	(1.55)%	(1.45)%	(1.63)%	(1.16)%
Portfolio turnover rate	62%	47%	42%	27%	51%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   37

Financial Highlights

Quaker Mid Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.83	$16.39	$16.66	$12.43	$9.70
Income from investment operations:
Net investment income (loss)(1)	(0.04)	(0.10)	(0.07)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments	5.98	3.54	(0.20)	4.33	2.75
Total from investment operations	5.94	3.44	(0.27)	4.23	2.73
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$25.77	$19.83	$16.39	$16.66	$12.43
Total Return(2)	29.95%	20.99%	(1.62)%	34.03%	28.14%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$2,216	$1,060	$351	$433	$245
Ratio of expenses to average net assets	1.78%	1.94%	1.96%	1.87%	1.84%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.55)%	(0.45)%	(0.62)%	(0.19)%
Portfolio turnover rate	62%	47%	42%	27%	51%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

38   |   2 0 1 4  A N N U A L  R E P O R T

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.50	$15.85	$16.53	$11.54	$9.90
Income from investment operations:
Net investment income (loss)(1)	(0.11)	0.09	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	4.95	3.58	(0.60)	5.04	1.71
Total from investment operations	4.84	3.67	(0.68)	4.99	1.64
Distributions to shareholders from:
Net investment income	(0.06)	(0.02)	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	(0.06)	(0.02)	—	—	—
Net asset value, end of period	$24.28	$19.50	$15.85	$16.53	$11.54
Total Return(2)	24.83%	23.17%	(4.11)%	43.24%	16.57%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$8,512	$7,727	$8,347	$14,168	$19,398
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.83%	1.93%	1.96%	1.98%	1.89%
After expense reimbursements and waived fees	1.83%	1.93%	1.96%	1.98%	1.83%
Ratio of net investment income (loss) to average net assets	(0.47)%	0.49%	(0.52)%	(0.35)%	(0.60)%
Portfolio turnover rate	176%	142%	158%	131%	113%

	Class C
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.49	$13.49	$14.17	$9.98	$8.62
Income from investment operations:
Net investment loss(1)	(0.23)	(0.04)	(0.16)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	4.17	3.04	(0.52)	4.33	1.50
Total from investment operations	3.94	3.00	(0.68)	4.19	1.36
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$20.43	$16.49	$13.49	$14.17	$9.98
Total Return(2)	23.89%	22.24%	(4.80)%	41.98%	15.78%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$1,806	$1,625	$1,863	$2,524	$2,085
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.58%	2.68%	2.70%	2.73%	2.63%
After expense reimbursements and waived fees	2.58%	2.68%	2.70%	2.73%	2.57%
Ratio of net investment income (loss) to average net assets	(1.22)%	(0.26)%	(1.25)%	(1.15)%	(1.36)%
Portfolio turnover rate	176%	142%	158%	131%	113%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   39

Financial Highlights

Quaker Small-Cap Value Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.29	$16.50	$17.15	$11.96	$10.24
Income from investment operations:
Net investment income (loss)(1)	(0.05)	0.13	(0.04)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	5.14	3.73	(0.61)	5.20	1.77
Total from investment operations	5.09	3.86	(0.65)	5.19	1.73
Distributions to shareholders from:
Net investment income	(0.08)	(0.07)	—	—	(0.01)
Net realized capital gain	—	—	—	—	—
Total distributions	(0.08)	(0.07)	—	—	(0.01)
Net asset value, end of period	$25.30	$20.29	$16.50	$17.15	$11.96
Total Return(2)	25.13%	23.44%	(3.79)%	43.39%	16.90%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$27,868	$23,393	$20,028	$23,073	$61,004
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.58%	1.68%	1.71%	1.73%	1.64%
After expense reimbursements and waived fees	1.58%	1.68%	1.71%	1.73%	1.58%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.74%	(0.25)%	(0.07)%	(0.35)%
Portfolio turnover rate	176%	142%	158%	131%	113%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

40   |   2 0 1 4  A N N U A L  R E P O R T

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Class A
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.31	$16.13	$16.53	$13.33	$12.33
Income from investment operations:
Net investment loss(1)	(0.26)	(0.15)	(0.15)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	5.14	3.33	(0.25)	3.34	1.10
Total from investment operations	4.88	3.18	(0.40)	3.20	1.00
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$24.19	$19.31	$16.13	$16.53	$13.33
Total Return(2)	25.27%	19.71%	(2.42)%	24.01%	8.11%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$87,053	$88,970	$111,778	$186,877	$306,523
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	2.15%	2.36%	2.30%	2.21%	1.99%
After expense reimbursements or recoveries	2.24%	2.24%	2.24%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(1.06)%	(0.98)%	(1.03)%	(1.14)%	(0.69)%
After expense reimbursements or recoveries(3)	(1.15)%	(0.86)%	(0.98)%	(0.92)%	(0.69)%
Portfolio turnover rate	170%	294%	178%	136%	276%

	Class C
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.19	$14.47	$14.94	$12.14	$11.31
Income from investment operations:
Net investment loss(1)	(0.37)	(0.25)	(0.24)	(0.23)	(0.19)
Net realized and unrealized gain (loss) on investments	4.55	2.97	(0.23)	3.03	1.02
Total from investment operations	4.18	2.72	(0.47)	2.80	0.83
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$21.37	$17.19	$14.47	$14.94	$12.14
Total Return(2)	24.32%	18.80%	(3.15)%	23.06%	7.34%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$22,931	$22,968	$27,102	$42,729	$63,002
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	2.90%	3.11%	3.04%	2.96%	2.74%
After expense reimbursements or recoveries	2.99%	2.99%	2.99%	2.74%	2.74%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(1.81)%	(1.74)%	(1.77)%	(1.90)%	(1.44)%
After expense reimbursements or recoveries(3)	(1.90)%	(1.62)%	(1.72)%	(1.68)%	(1.44)%
Portfolio turnover rate	170%	294%	178%	136%	276%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses reimbursed reflect reductions and expenses recovered reflect increases to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

The accompanying notes are an integral part of the financial statements.

2 0 1 4  A N N U A L  R E P O R T   |   41

Financial Highlights

Quaker Strategic Growth Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	Years Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.99	$16.66	$17.03	$13.71	$12.65
Income from investment operations:
Net investment loss(1)	(0.21)	(0.11)	(0.11)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	5.32	3.44	(0.26)	3.43	1.13
Total from investment operations	5.11	3.33	(0.37)	3.32	1.06
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$25.10	$19.99	$16.66	$17.03	$13.71
Total Return(2)	25.56%	19.99%	(2.17)%	24.22%	8.38%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$58,999	$45,851	$40,288	$41,519	$20,355
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries	1.90%	2.11%	2.03%	1.97%	1.75%
After expense reimbursements or recoveries	1.99%	1.99%	1.99%	1.74%	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(0.81)%	(0.74)%	(0.72)%	(0.89)%	(0.46)%
After expense reimbursements or recoveries(3)	(0.90)%	(0.62)%	(0.68)%	(0.66)%	(0.46)%
Portfolio turnover rate	170%	294%	178%	136%	276%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)	Expenses reimbursed reflect reductions and expenses recovered reflect increases to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

The accompanying notes are an integral part of the financial statements.

42   |   2 0 1 4  A N N U A L  R E P O R T

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has five series: Quaker Event Arbitrage Fund (“Event Arbitrage”), Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified. The investment objectives of each Fund are set forth below.

Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Global Tactical Allocation commenced operations on May 1, 2008. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event Driven Fund (“Event Driven Fund”). The predecessor Event Driven Fund commenced operations on September 19, 2002. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.

The Funds currently offer three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds. Quaker Funds, Inc. (“QFI”), the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.   Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

Short-term investments are valued at amortized cost, which approximates fair market value.

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are the cost of prior transactions in the secondary market, prior stock repurchase offers from the company, single broker quotes and discounts applied for a lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level I — Quoted prices in active markets for identical securities.

Level II — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

2 0 1 4  A N N U A L  R E P O R T   |   43

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Level III — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Description	EVENT ARBITRAGE FUND	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$53,902,859	$537,763	$995,046	$55,435,668
Foreign Common Stocks		6,625,039	—	—	6,625,039
Preferred Stocks		1,995,014	—	1,053,000	3,048,014
Real Estate Investment Trusts		5,228,072	—	—	5,228,072
Rights		325,000	—	—	325,000
Warrants		—	—	4,061,003	4,061,003
Asset Backed Securities		—	891,431	—	891,431
Convertible Bonds		—	1,340,045	100,000	1,440,045
Corporate Bonds		—	5,148,453	630,000	5,778,453
Mortgage Backed Securities		—	951,760	—	951,760
Municipal Bonds		—	1,168,399	—	1,168,399
Term Loan		—	—	511,054	511,054
Purchased Options		2,631,537	1,335,310	—	3,966,847
Investments Purchased with Proceeds from Securities Lending		7,688,944	—	—	7,688,944
Total Investments in Securities		$78,396,465	$11,373,161	$7,350,103	$97,119,729
Common Stocks sold short		(3,707,014)	—	—	(3,707,014)
Real Estate Investment Trusts sold short		(409,944)	—	—	(409,944)
Written Options		(1,196,935)	(1,805,905)	(496,854)	(3,499,694)
Total Investments in Securities sold short		$(5,313,893)	$(1,805,905)	$(496,854)	$(7,616,652)

Description	GLOBAL TACTICAL ALLOCATION FUND	Level 1	Level 2	Level 3	Total
Common Stocks		$7,140,808	$—	$13,148	$7,153,956
Investments Purchased with Proceeds from Securities Lending		515,535	—	—	515,535
Total Investments in Securities		$7,656,343	$—	$13,148	$7,669,491
Exchange-Traded Funds sold short		(144,524)	—	—	(144,524)
Total Investments in Securities sold short		$(144,524)	$—	$—	$(144,524)

Description	MID-CAP VALUE FUND	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$8,085,294	$—	$—	$8,085,294
Foreign Common Stocks		548,283	—	—	548,283
Real Estate Investment Trusts		935,194	—	—	935,194
Investments Purchased with Proceeds from Securities Lending		1,565,695	—	—	1,565,695
Total Investments in Securities		$11,134,466	$—	$—	$11,134,466

44   |   2 0 1 4  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Description	SMALL-CAP VALUE FUND	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$30,222,200	$—	$—	$30,222,200
Foreign Common Stocks		5,902,747	—	—	5,902,747
Real Estate Investment Trusts		1,537,065	—	—	1,537,065
Investments Purchased with Proceeds from Securities Lending		5,298,458	—	—	5,298,458
Total Investments in Securities		$42,960,470	$—	$—	$42,960,470

Description	STRATEGIC GROWTH FUND	Level 1	Level 2	Level 3	Total
Domestic Common Stocks		$132,927,644	$—	$365,437	$133,293,081
Foreign Common Stocks		28,566,047	—	—	28,566,047
Investments Purchased with Proceeds from Securities Lending		21,035,500	—	—	21,035,500
Total Investments in Securities		$182,529,191	$—	$365,437	$182,894,628

Refer to the Fund’s Schedules of Investments for industry classifications.

Level 3 Reconciliation

The following is a reconciliation of Event Arbitrage’s, Global Tactical Allocation’s, and Strategic Growth’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry classifications:

EVENT ARBITRAGE FUND	Balance as of June 30, 2013	Purchases	Sales	Realized gain (loss)	Net Unrealized appreciation (depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2014
Common Stocks	$1,248,016	$42,175	$(468,440)	$(43,090)	$216,385	$—	$—	$—	$995,046
Preferred Stocks	613,000	550,000	—	—	(110,000)	—	—	—	1,053,000
Warrants	—	4,214,051	—	—	(153,048)	—	—	—	4,061,003
Asset Backed Securities	240,000	50,000	(420,000)	83,274	288,881	(242,155)	—	—	—
Convertible Bonds	503,750	65,000	(1,012,000)	206,265	43,674	193,311	100,000	—	100,000
Corporate Bonds	—	585,000	—	—	45,000	—	—	—	630,000
Term Loan	511,054	—	—	—	—	—	—	—	511,054
Purchased Options	626,467	—	(514,847)	(23,450)	(88,170)	—	—	—	—
	$3,742,287	$5,506,226	$(2,415,287)	$222,999	$242,722	$(48,844)	$100,000	$—	$7,350,103
Written Options	$(916,623)	$(638,866)	$955,797	$(214,413)	$317,251	$—	$—	$—	$(496,854)
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2014									$(38,207)

GLOBAL TACTICAL ALLOCATION FUND	Balance as of June 30, 2013	Purchases	Sales	Realized gain (loss)	Net Unrealized appreciation (depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2014
Common Stocks	$—	$3,178	$—	$—	$9,970	$—	$—	$—	$13,148
	$—	$3,178	$—	$—	$9,970	$—	$—	$—	$13,148
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2014									$9,970

STRATEGIC GROWTH FUND	Balance as of June 30, 2013	Purchases	Sales	Realized gain (loss)	Net Unrealized appreciation (depreciation)	Amortized discounts/ premiums	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/2014
Common Stocks	$—	$77,899	$—	$—	$287,538	$—	$—	$—	$365,437
	$—	$77,899	$—	$—	$287,538	$—	$—	$—	$365,437
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2014									$287,538

Transfers are recognized at the end of the reporting period.

2 0 1 4  A N N U A L  R E P O R T   |   45

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2014, except for the Quaker Event Arbitrage Fund listed below:

Transfers out of Level 2 into Level 1	$2,573	Due to an increase of market activity.
Transfers out of Level 2 into Level 3	$100,000	Due to a decrease of market activity.

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2014:

EVENT ARBITRAGE FUND	Fair Value at June 30, 2014	Valuation Technique	Unobservable Input
Common Stocks	$0	Qualitative assessment	Uncertainty of any additional future payout
Common Stocks	2,025	Qualitative assessment	Future payout implied on last traded price and payments to date
Common Stocks	953,138	Qualitative assessment	Adjustment to last traded price
Common Stocks	39,474	Qualitative assessment	Last traded price, discount for restriction on resale
Common Stocks	409	Qualitative assessment	Last traded price of pre-conversion bond adjusted to post-reorg.equity
Preferred Stocks	440,000	Qualitative assessment	Single broker quote
Preferred Stocks	613,000	Qualitative assessment	Last traded price
Rights	0	Qualitative assessment	Uncertainty of any additional future payout
Warrants	4,061,003	Qualitative assessment	Single broker quote
Convertible Bonds	100,000	Qualitative assessment	Principal after changes in indenture
Corporate Bonds	0	Qualitative assessment	Uncertainty of any additional future payout
Corporate Bonds	630,000	Qualitative assessment	Single broker quote
Term Loan	511,054	Qualitative assessment	Prior transaction cost
Written Options	(496,854)	Options pricing model	Implied Volatility

GLOBAL TACTICAL ALLOCATION FUND	Fair Value at June 30, 2014	Valuation Technique	Unobservable Input
Common Stocks	$13,148	Qualitative assessment	Projected final distribution, discounted for lack of marketability

STRATEGIC GROWTH FUND	Fair Value at June 30, 2014	Valuation Technique	Unobservable Input
Common Stocks	$365,437	Qualitative assessment	Projected final distribution, discounted for lack of marketability

B.   Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2014 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C.   Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D.   Short Sales of Investments. Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

E.   Written Options Contracts. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

46   |   2 0 1 4  A N N U A L  R E P O R T

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

F.   Purchased Options. Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

G.   Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

H.   Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

I.   Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

J.   Portfolio Investment Risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

K.   Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

L.   Expense Allocations. Expenses are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

M.   Distributions to Shareholders. Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

N.   Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

2 0 1 4  A N N U A L  R E P O R T   |   47

Notes to the Financial Statements

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

O.   Security Loans. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

P.   Derivative Instruments. The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds traded financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at June 30, 2014 was as follows:

Event Arbitrage

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$3,499,694
Purchased Options	3,966,847	—
Warrants	4,061,003	—

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Call Options Written, at value.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the period ended June 30, 2014 was as follows:

Event Arbitrage

Derivative	Realized Gain(Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written Options	$(777,755)	$78,628
Purchased Options	1,395,159	686,386
Forward Currency Contracts	(14,974)	420
Warrants	101,825	(215,884)

(1)	Statement of Operations location: Net realized gain (loss) from written options, net realized gain (loss) from investments and net realized gain (loss) from futures and forward currency contracts.
(2)	Statement of Operations location: Net unrealized appreciation (depreciation) on written options, net unrealized appreciation (depreciation) on investments and net unrealized appreciation (depreciation) on futures and forward currency contracts.

For the period ended June 30, 2014 the Event Arbitrage Fund had: long option contracts (41,744 contracts) were purchased and $9,983,148 in premiums were paid, written option contracts (125,882 contracts) were opened and $17,147,777 in premiums were received and one forward currency exchange contract position was closed during the year.

Note 3 — Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to each Fund. Pursuant to separate investment sub-advisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser
Event Arbitrage	N/A
Global Tactical Allocation	DG Capital Management, Inc.
Mid-Cap Value	Kennedy Capital Management, Inc.
Small-Cap Value	Aronson Johnson Ortiz, LP
Strategic Growth	DG Capital Management, Inc.

QFI or the sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2014. Amounts are expressed as an annualized percentage of average net assets.

Fund	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-adviser	Advisory & subadvisory fees (reimbursed)/ recovered
Event Arbitrage	1.30%	N/A	(0.16)%
Global Tactical Allocation	1.25%	0.75%	N/A
Mid-Cap Value	1.05%	0.75%	N/A
Small-Cap Value	1.00%	0.65%	N/A
Strategic Growth	1.30%	0.75%	0.09%

For the fiscal year ending June 30, 2014, QFI and the sub-advisers earned and (reimbursed) or recovered fees as follows:

Fund	Aggregate advisory fee paid to QFI	Subadvisory fee paid by QFI to the sub-adviser	Advisory & subadvisory (reimbursed)/ recovered
Event Arbitrage	$1,153,048	N/A	$(143,771)
Global Tactical Allocation	92,621	55,573	N/A
Mid-Cap Value	95,663	68,331	N/A
Small-Cap Value	363,534	236,298	N/A
Strategic Growth	2,172,641	1,253,446	155,549

QFI contractually agreed to waive its management fee to the extent that the total operating expenses of Event Arbitrage (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion. If, at any time, the annualized expenses of Event Arbitrage were less than the annualized expense ratio, the Trust, on behalf of Event Arbitrage, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Event Arbitrage, and (b) can be repaid without causing the expenses of Event Arbitrage to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2013 until October 28, 2014. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to Event Arbitrage, in the event of its merger or liquidation.

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Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

Additionally, QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

Additionally, QFI contractually agreed to waive its management fee to the extent that the total operating expenses of Strategic Growth (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.24% for Class A shares, 2.99% for Class C shares, and 1.99% for Institutional Class shares of the average net assets of each class, respectively. QFI has agreed to pass these waivers onto the shareholders. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Strategic Growth were less than the annualized expense ratio, the Trust, on behalf of Strategic Growth, would reimburse the sub-adviser for any fees previously waived and/or expenses previously assumed, provided, however, that the repayment shall be payable only to the extent that it: (a) can be made during the five years following 2011 and the three years following 2013 at which the sub-adviser waived fees or assumed expenses for Strategic Growth, and (b) can be repaid without causing the expenses of Strategic Growth to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2013 until October 28, 2014. This agreement shall automatically terminate upon termination of the advisory agreement, sub-advisory agreement or, with respect to Strategic Growth, in the event of its merger or liquidation.

At June 30, 2014, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of Event Arbitrage and Strategic Growth that may be recovered are $549,397 and $595,576, respectively. The Advisor may recover portions of the above amounts no later than the dates stated below.

	June 30, 2015	June 30, 2016	June 30, 2017
Event Arbitrage	$187,347	$218,279	$143,771
Strategic Growth	—	595,576	—

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2014, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Event Arbitrage	$4,482
Global Tactical Allocation	318
Mid-Cap Value	378
Small-Cap Value	201
Strategic Growth	6,106

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2014, the Funds compensated the CCO as follows:

Fund	Amount
Event Arbitrage	$51,350
Global Tactical Allocation	4,185
Mid-Cap Value	5,276
Small-Cap Value	21,038
Strategic Growth	96,983

Note 4 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2014 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

	Purchases	Sales
Event Arbitrage	$218,949,348	$192,440,684
Global Tactical Allocation	9,179,818	10,303,087
Mid-Cap Value	5,450,096	6,630,873
Small-Cap Value	63,344,661	66,120,717
Strategic Growth	266,855,603	295,151,096

Note 5 — Written Options

A summary of option contracts written by the Trust during the fiscal year ended June 30, 2014 are as follows:

	Event Arbitrage
	Number of Contracts	Option Premiums
Options outstanding at beginning of period	18,941	$1,667,720
Options written	125,882	17,147,777
Options closed	(49,910)	(7,606,037)
Options exercised	(30,076)	(5,357,891)
Options expired	(42,169)	(2,387,942)
Options outstanding at end of period	22,668	$3,463,627

2 0 1 4  A N N U A L  R E P O R T   |   49

Notes to the Financial Statements

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2014 for each Fund were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Event Arbitrage	$94,924,035	$5,451,466	$(3,255,772)	$2,195,694
Global Tactical Allocation	6,436,771	1,265,781	(33,061)	1,232,720
Mid-Cap Value	8,787,039	2,387,846	(40,419)	2,347,427
Small-Cap Value	38,119,087	5,416,753	(575,370)	4,841,383
Strategic Growth	160,959,535	22,155,541	(220,448)	21,935,093

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Capital Loss Carryforward	Late Year Loss	Total Distributable Earnings/(Loss)
Event Arbitrage	$1,942,740	$4,154,612	$2,731,163	$—	$—	$8,828,515
Global Tactical Allocation	1,242,807	—	—	(11,474,279)	(16,907)	(10,248,379)
Mid-Cap Value	2,347,427	—	—	(6,321,569)	(19,443)	(3,993,585)
Small-Cap Value	4,841,383	1,275,903	—	—	—	6,117,286
Strategic Growth	21,935,093	—	—	(387,337,032)	(852,247)	(366,254,186)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options, the differing book/tax treatment of unrealized appreciation/depreciation on forward foreign currency contracts, and outstanding PFIC adjustments.

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31 and from ordinary losses incurred after December 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2014, the capital loss carryovers for the Funds were as follows:

	Capital Loss Carryovers Expiring		Late Year	Capital Loss
Fund	2018	2017	Loss	Utilized
Event Arbitrage	$—	$—	$—	$—
Global Tactical Allocation	2,718,683	8,755,596	16,907	1,110,183
Mid-Cap Value	1,170,572	5,150,997	19,443	1,739,840
Small-Cap Value	—	—	—	5,165,206
Strategic Growth	164,714,297	222,622,735	852,247	35,164,482

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2014, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Event Arbitrage	$(1,179,150)	$1,179,150	$—
Global Tactical Allocation	102,295	—	(102,295)
Mid-Cap Value	64,421	—	(64,421)
Small-Cap Value	161,081	(174,849)	13,768
Strategic Growth	1,695,335	—	(1,695,335)

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Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2014 and 2013 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2014	2013	2014	2013
Event Arbitrage	$551,035	$700,520	$—	$—
Global Tactical Allocation	—	—	—	—
Mid-Cap Value	—	—	—	—
Small-Cap Value	117,065	86,508	—	—
Strategic Growth	—	—	—	—

Note 9 — Fund Share Transactions

At June 30, 2014, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:

Event Arbitrage
	For the Fiscal Year Ended June 30, 2014				For the Fiscal Year Ended June 30, 2013
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	2,023,265	(1,022,262)	16,919	3,768,903	1,020,896	(1,212,671)	30,835	2,750,981
Value	$27,263,608	$(13,672,859)	$228,577		$12,620,599	$(14,814,872)	$371,562
Class C
Shares	127,679	(125,728)	2,324	477,916	113,780	(256,519)	5,746	473,641
Value	$1,686,768	$(1,645,105)	$30,719		$1,388,619	$(3,121,760)	$68,205
Institutional Class
Shares	2,977,895	(729,663)	16,276	4,203,510	1,161,683	(349,132)	16,200	1,939,002
Value	$40,315,673	$(9,853,990)	$220,875		$14,462,851	$(4,310,034)	$195,699

Global Tactical Allocation
	For the Fiscal Year Ended June 30, 2014				For the Fiscal Year Ended June 30, 2013
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	51,669	(134,765)	—	381,496	41,787	(379,191)	—	464,592
Value	$479,932	$(1,288,291)	$—		$309,689	$(2,905,906)	$—
Class C
Shares	9,849	(66,493)	—	209,542	2,199	(193,971)	—	266,186
Value	$90,711	$(614,304)	$—		$15,378	$(1,436,277)	$—
Institutional Class
Shares	46,116	(8,570)	—	103,414	1,318	(46,164)	—	65,868
Value	$492,035	$(99,214)	$—		$12,075	$(409,020)	$—

Mid-Cap Value
	For the Fiscal Year Ended June 30, 2014				For the Fiscal Year Ended June 30, 2013
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	27,174	(112,092)	—	232,513	74,459	(145,642)	—	317,431
Value	$583,357	$(2,415,606)	$—		$1,379,496	$(2,506,200)	$—
Class C
Shares	3,424	(14,867)	—	95,926	3,057	(33,899)	—	107,369
Value	$71,274	$(278,978)	$—		$46,032	$(520,042)	$—
Institutional Class
Shares	39,622	(7,083)	—	85,982	48,215	(16,203)	—	53,443
Value	$965,121	$(162,387)	$—		$907,883	$(308,708)	$—

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Notes to the Financial Statements

Note 9 — Fund Share Transactions (Continued)

Small-Cap Value
	For the Fiscal Year Ended June 30, 2014				For the Fiscal Year Ended June 30, 2013
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	10,449	(57,104)	872	350,584	17,706	(148,506)	489	396,367
Value	$237,119	$(1,292,311)	$20,125		$302,337	$(2,558,282)	$8,059
Class C
Shares	4,192	(14,364)	—	88,396	2,096	(41,640)	—	98,568
Value	$80,147	$(266,783)	$—		$31,188	$(617,552)	$—
Institutional Class
Shares	27,778	(82,487)	2,892	1,101,319	64,487	(128,787)	3,255	1,153,136
Value	$652,335	$(1,944,101)	$69,432		$1,183,195	$(2,332,157)	$55,782

Strategic Growth
	For the Fiscal Year Ended June 30, 2014				For the Fiscal Year Ended June 30, 2013
	Sold	Redeemed	Reinvested	End Shares	Sold	Redeemed	Reinvested	End Shares
Class A
Shares	172,716	(1,180,586)	—	3,599,355	530,779	(2,851,509)	—	4,607,225
Value	$3,777,874	$(25,888,622)	$—		$9,819,661	$(50,010,445)	$—
Class C
Shares	16,505	(279,526)	—	1,073,028	23,191	(559,927)	—	1,336,049
Value	$321,354	$(5,496,331)	$—		$364,184	$(8,702,474)	$—
Institutional Class
Shares	598,508	(541,639)	—	2,351,003	931,177	(1,055,174)	—	2,294,134
Value	$13,593,469	$(12,402,433)	$—		$16,754,902	$(18,625,480)	$—

Note 10 — Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements (“MNA”), which govern the terms of certain transactions with select counterparties. The MNA allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The MNA also specify collateral posting arrangements at pre-arranged exposure levels. Under the MNA, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the revelant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of June 30, 2014:

Liabilities:

		Gross	Net
		Amounts	Amounts	Gross Amounts Not
		Offset	Presented	Offset in the Statements
		in the	in the	of Assets and Liabilities
	Gross Amounts	Statements	Statements		Collateral
	of Recognized	of Assets	of Assets	Financial	Pledged	Net
Description	Liabilities	and Liabilities	and Liabilities	Instruments	(Received)	Amount
Event Arbitrage
Written Options	$3,499,694	$—	$3,499,694	$—	$3,499,694	$—
Securities Lending	7,688,944	—	7,688,944	7,688,944	—	—
	11,188,638	—	11,188,638	7,688,944	3,499,694	—
Global Tactical Allocation
Securities Lending	515,535	—	515,535	515,535	—	—
Mid-Cap Value
Securities Lending	1,565,695	—	1,565,695	1,565,695	—	—
Small-Cap Value
Securities Lending	5,298,458	—	5,298,458	5,298,458	—	—
Strategic Growth
Securities Lending	21,035,500	—	21,035,500	21,035,500	—	—

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Note 11 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependant on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 12 — Securities Lending

The Funds hold shares of the Mount Vernon Securities Lending Trust Prime Portfolio as cash collateral, which is a registered money market fund whose main objective is to maximize current income to the extent consistent with the preservation of capital and liquidity. It primarily invests in Certificates of Deposits, Asset Backed and Financial Company Commercial Paper, and Repurchase Agreements.

At June 30, 2014, the aggregate market value of loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities	Value of	% of
	Market Value	Cash Collateral	Net Assets
Event Arbitrage	7,302,819	7,688,944	6.5%
Global Tactical Allocation	473,610	515,535	7.0%
Mid-Cap Value	1,515,280	1,565,695	15.6%
Small-Cap Value	5,092,529	5,298,458	13.9%
Strategic Growth	19,942,937	21,035,500	12.4%

Note 13 — Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Quaker Investment Trust

We have audited the accompanying statements of assets and liabilities of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (the “Funds”), each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2011 were audited by other auditors, whose report dated August 29, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or through other appropriate procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
August 28, 2014

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Trustees and Officers (Unaudited)

June 30, 2014

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

Name, Address and Age	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Directorships Held by Trustee(1)
Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 71	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present).	5	None
Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 64	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	5	None
Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 44	Secretary	Since Nov. 2006	President, Quaker Funds, Inc. (2007–present); Chief Operating Officer, Quaker Funds, Inc. (2005–present).	N/A	N/A
Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 49	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003–present); Chief Compliance Officer for the Quaker Investment Trust (2004–present).	N/A	N/A
James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 60	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (commercial insurance brokerage firm) (1979–present).	5	Director, ACP Funds Trust
Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 60	Trustee	Since July 2008	President and Chief Investment Officer, Ascendant Capital Partners.	5	Director, BHR Institutional Funds; Director, ACP Funds Trust
Warren West 309 Technology Drive Malvern, PA 19355 Age 57	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	5	None
Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 74	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Nov.,1996 – Jan., 2005 Nov.,1996 – Feb.,2002	Chairman-Executive Committee, Technology Development Corp., (1997–Present) technology development and manufacturing firm (1997–present); Affiliated Faculty, University of Pennsylvania (1998–present).	5	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.
(2)	Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.
(3)	Mr. King and Ms. Keyes are husband and wife.
(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.
(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

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Board Consideration of the Investment Advisory and Sub-Advisory Agreements (Unaudited)

At a meeting held on March 20, 2014, the Independent Trustees of the Board of the Trust (“Trustees” or “Board”) considered the continuation of the Investment Advisory Agreement between the Trust and Quaker Funds, Inc. (“Adviser”) and each of the respective Sub-Advisory Agreements between the Adviser and Arson Johnson Ortiz, LP, DG Capital Management, Inc. and Kennedy Capital Management, Inc. (collectively, “Agreements”) with regard to each Fund. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. Each of the Agreements was approved for a one year period.

In considering the continuation of the advisory and sub-advisory agreements, the Trustees considered the nature and quality of the services provided by the Adviser and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits the Adviser and each of the sub-advisers derived from their relationships with the Funds. The Trustees carefully analyzed the information provided to them by the Adviser and each of the sub-advisers, focusing particularly on the level of advisory fees and expenses of each Fund and the performance of each Fund compared to funds with similar investment objectives. The Trustees also considered other information that had been received from the Adviser and each of the sub-advisers at other meetings throughout the year.

The Trustees first evaluated the nature, extent and quality of services provided by the Adviser and the sub-advisers to the Funds and their shareholders. The Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for each Fund, compliance by the personnel at the Adviser and sub-advisers with the Trust’s Code of Ethics, as well as the Codes of Ethics applicable to their firms, and adherence to fair value pricing procedures as established by the Board. The Board gave favorable consideration to the Adviser’s continued efforts to control expenses as the Trust’s assets decreased while maintaining service levels committed to Fund matters. The Board considered the quality of the portfolio management services that each sub-adviser provided to the Funds; the depth, experience and demonstrated consistency in investment approach of each of the Adviser’s and the sub-advisers’ portfolio management teams. The Board also acknowledged the Adviser’s commitment to servicing the Funds as its only client and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers, including the sub-advisers, by the Adviser. The Board was satisfied with the nature, extent and quality of the overall services provided by the Adviser and the sub-advisers.

With respect to the Funds’ investment performance, the Trustees reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year, ten-year and since inception periods, as applicable. The Trustees considered factors, including but not limited to the sub-advisers’ management style, peer group performance and overall market conditions that had affected the performance of each Fund relative to its peer group benchmark. Taking into consideration the portfolio managers’ investment strategies, the Funds’ investment objectives and the recent economic environment, the Trustees were satisfied with the Funds’ overall performance.

The Trustees considered the costs of the services provided to the Trust and the profits realized by the Adviser from its relationship with the Trust, including the Adviser’s and sub-advisers’ willingness to waive fees. The Trustees also considered that the Adviser and sub-advisers might be able to recover some of its waived fees in the future. The Trustees were satisfied with the Funds’ contractual rates, and in particular, the Adviser’s continued financial commitment to the Funds’ during the periods when assets under management had fallen significantly. Because the Adviser has no other advisory accounts, the Trustees did not consider the relationship between the Adviser’s advisory fees compared to other accounts that the Adviser advises.

The Trustees considered whether there are any “fall out” or ancillary benefits that may accrue to the Adviser or a sub-adviser as a result of their relationship with the Funds. Based on the information provided and the relative size of the complex, the Trustees noted that there did not appear to be any significant benefits in this regard.

Based on the totality of the information considered, the Trustees concluded that Funds were likely to benefit from the nature, extent and quality of the services provided by the Adviser and each of the sub-advisers’ services, as applicable, and that the Adviser and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.

After evaluation of the fee and expense information, comparative performance, and the Adviser’s profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser and each of the sub-advisers, the Trustees determined the level of fees to be paid to the Adviser and each of the sub-advisers to be reasonable.

The Board discussed in detail the content of the information provided by the Adviser and each of the sub-advisers and raised specific questions they had from their individual reviews. In voting unanimously to approve the Advisory Agreement and Sub-advisory Agreements, based on the various considerations discussed above, the Trustees, including all of the Independent Trustees, determined that the approval of each of the Advisory Agreement and Sub-Advisory Agreements was in the best interests of the Funds.

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General Information (Unaudited)

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2014. During the fiscal year ended June 30, 2014, the Funds did not pay any long-term capital distributions.

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage
Event Arbitrage	$62,377	11.32%
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Value	117,065	100.00%
Strategic Growth	—	—

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage
Event Arbitrage	$54,057	9.81%
Global Tactical Allocation	—	—
Mid-Cap Value	—	—
Small-Cap Value	$117,065	100.00%
Strategic Growth	—	—

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2015 to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisers.

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.

Notice Regarding Delivery of Shareholder Documents

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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The Quaker Funds are distributed by
Foreside Fund Services, LLC.

Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
www.quakerfunds.com

©2014 Quaker® Investment Trust

QKAR 062014

Item 2. Code of Ethics.

As of the period ended June 30, 2014 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,500 for 2014 and $87,500 for 2013.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $15,500 for 2014 and $17,500 for 2013. The services for each of the fiscal years ended June 30, 2014 and June 30, 2013 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.
(e)	The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.
(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-

adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2014 and $0 for 2013.
(h)	The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Quaker Investment Trust

By (Signature and Title)	/s/ Jeffry H. King
Jeffry H. King, Sr.,
Chief Executive Officer

Date	9/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffry H. King
Jeffry H. King, Sr.,
Chief Executive Officer

Date	9/5/2014

By (Signature and Title)	/s/ Laurie Keyes
Laurie Keyes,
Treasurer

Date	9/5/2014